UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2021

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Stock Fund

Annual Report

December 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2021

Eaton Vance

Stock Fund

Eaton Vance

Stock Fund

December 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period starting January 1, 2021, was notable for a U.S. equity rally that lasted for most of the period and resulted in U.S. stocks outperforming most other stock markets in developed economies. Except for temporary retreats in September and November, broad-market indexes generally posted strong returns during the period. Investors cheered the reopening of businesses that had been affected by the pandemic and the rollout of several highly effective COVID-19 vaccines.

COVID-19, however, continued to have a firm grip on the U.S. economy. Disease rates advanced and declined with second, third, and fourth waves of infections. Worker shortages led to global supply-chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns and empty store shelves. Those shortages — combined with high demand from consumers eager to spend money saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. had seen in decades.

Still, investor optimism about a recovering economy drove stock prices up during most of the period. A significant pullback, however, occurred in September 2021 when virtually every major U.S. stock index reported negative returns. Unexpectedly weak job creation in August and the U.S. Federal Reserve’s (the Fed’s) announcement that it might soon begin tapering its monthly bond purchases — which had stimulated the economy earlier — combined to drive stocks into negative territory. Rising COVID-19 infections also weighed on equity performance in September.

In the final quarter of 2021, however, stock prices came roaring back. Even the late-November news of a new and more transmissible COVID-19 variant — Omicron — caused only a temporary market retreat. The Fed’s actions to tamp down inflation were applauded by investors, with stocks gaining ground after the central bank announced that tapering would be accelerated and that three possible interest rate hikes were forecast for 2022. Just two trading days before year-end, the S&P 500® Index closed at its 70th new all-time high for the period, and the Dow Jones Industrial Average® (DJIA) closed at an all-time high as well.

For the period as a whole, the broad-market S&P 500® Index returned 28.71%; the blue-chip DJIA was up 20.95%; and the technology-laden Nasdaq Composite Index rose 22.18%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, outperformed their small-cap counterparts, as measured by the Russell 2000® Index. In the large-cap space, growth stocks modestly outperformed value stocks, but in the small-cap space, value stocks strongly outperformed growth stocks during the period.

Fund Performance

For the 12-month period ended December 31, 2021, Eaton Vance Stock Fund (the Fund) returned 22.78% for Class A shares at net asset value (NAV), underperforming its benchmark, the S&P 500® Index (the Index), which returned 28.71%.

Stock selections in the information technology (IT) and consumer discretionary sectors, along with stock selections and an underweight position relative to the Index in the energy sector — the best-performing sector in the Index during the period — detracted from Fund performance versus the Index.

In the IT sector, underweighting NVIDIA Corp. (NVIDIA) — a maker of computer graphics processing units used in gaming, data center, and self-driving vehicle applications — and not owning the stock until late in the period hurt returns relative to the Index. NVIDIA’s stock price more than doubled during the period, driven by long-term tailwinds — growth in the gaming, artificial intelligence, and autonomous vehicle industries — and by a sharp increase in gaming and data center demand during the pandemic. By period-end, NVIDIA was sold from the Fund.

Elsewhere in the IT sector, the Fund’s overweight position in Cognizant Technology Solutions Corp. (Cognizant), a business consultant, declined in price during the early part of the period. Competition from other IT service providers as well as in-house management turnover weighed on Cognizant’s stock performance. By period-end, Cognizant was sold from the Fund.

In the consumer discretionary sector, the Fund’s overweight position in e-commerce giant Amazon.com, Inc. (Amazon) detracted from returns relative to the Index during the period. Early in the COVID-19 pandemic, Amazon benefited from a shift toward online shopping during a period when consumers were largely confined to their homes. As the global economy reopened, however, growth in online shopping began to slow as consumers returned to brick-and-mortar retailers. As a result, Amazon’s stock underperformed the Index during the period.

In contrast, stock selections in the health care and communication services sectors contributed to performance versus the Index during the period. In health care, performance relative to the Index benefited from the Fund’s overweight position in Anthem, Inc. (Anthem), a large provider of medical insurance. Anthem’s relationship as an exclusive Blue Cross Blue Shield licensee in numerous states, as well as its recent acquisition of a top-tier Medicare/Medicaid insurer, helped the company deliver strong earnings growth and stock performance during the period. Higher membership figures and a premium rate increase boosted Anthem’s earnings as well.

In the communication services sector, the Fund’s overweight position in Alphabet, Inc. (Alphabet), parent company of search engine Google, performed strongly as positive e-commerce trends drove increased demand for search engine advertising and engagement. In addition, growth in viewership and ad sales on video sharing platform YouTube, an Alphabet subsidiary, exceeded analyst expectations during the period and provided an additional tailwind for Alphabet’s stock price.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Stock Fund

December 31, 2021

Performance2,3

Portfolio Manager(s) Charles B. Gaffney

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	11/01/2001	11/01/2001	22.78%	17.19%	15.54%
Class A with 5.75% Maximum Sales Charge	—	—	15.72	15.81	14.86
Class C at NAV	10/01/2009	11/01/2001	21.88	16.32	14.85
Class C with 1% Maximum Sales Charge	—	—	20.88	16.32	14.85
Class I at NAV	09/03/2008	11/01/2001	23.12	17.48	15.83

S&P 500® Index	—	—	28.71%	18.46%	16.54%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			1.08%	1.83%	0.83%
Net			0.98	1.73	0.73

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	12/31/2011	$39,959	N.A.
Class I	$250,000	12/31/2011	$1,087,706	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Stock Fund

December 31, 2021

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Microsoft Corp.	7.2%

Apple, Inc.	6.0

Alphabet, Inc., Class C	5.5

Amazon.com, Inc.	5.4

Wells Fargo & Co.	2.3

AbbVie, Inc.	2.2

S&P Global, Inc.	2.2

PNC Financial Services Group, Inc. (The)	2.1

ConocoPhillips	2.1

Visa, Inc., Class A	2.0

Total	37.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Stock Fund

December 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/22. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Eaton Vance

Stock Fund

December 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 – December 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period* (7/1/21 – 12/31/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,082.50	$5.14	**	0.98%
Class C	$1,000.00	$1,078.60	$9.06	**	1.73%
Class I	$1,000.00	$1,083.80	$3.83	**	0.73%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.27	$4.99	**	0.98%
Class C	$1,000.00	$1,016.48	$8.79	**	1.73%
Class I	$1,000.00	$1,021.53	$3.72	**	0.73%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2021. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Stock Fund

December 31, 2021

Statement of Assets and Liabilities

Assets	December 31, 2021

Investment in Stock Portfolio, at value (identified cost, $60,174,547)	$111,308,285

Receivable for Fund shares sold	3,658

Total assets	$111,311,943

Liabilities

Payable for Fund shares redeemed	$9,968,589

Payable to affiliates:

Distribution and service fees	19,002

Trustees’ fees	125

Other	1,403

Accrued expenses	42,607

Total liabilities	$10,031,726

Net Assets	$101,280,217

Sources of Net Assets

Paid-in capital	$50,883,329

Distributable earnings	50,396,888

Total	$101,280,217

Class A Shares

Net Assets	$61,304,210

Shares Outstanding	2,541,220

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$24.12

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$25.59

Class C Shares

Net Assets	$7,418,451

Shares Outstanding	319,345

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$23.23

Class I Shares

Net Assets	$32,557,556

Shares Outstanding	1,348,489

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$24.14

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2021

Statement of Operations

Investment Income	Year Ended December 31, 2021

Dividends allocated from Portfolio (net of foreign taxes, $20,278)	$1,304,137

Expenses allocated from Portfolio	(695,914)

Total investment income from Portfolio	$608,223

Expenses

Distribution and service fees

Class A	$153,629

Class C	71,522

Trustees’ fees and expenses	500

Custodian fee	17,995

Transfer and dividend disbursing agent fees	60,627

Legal and accounting services	28,331

Printing and postage	13,571

Registration fees	53,359

Miscellaneous	10,255

Total expenses	$409,789

Deduct —

Allocation of expenses to affiliate	$72,100

Total expense reductions	$72,100

Net expenses	$337,689

Net investment income	$270,534

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$16,204,412 (1)

Foreign currency transactions	(1,628)

Net realized gain	$16,202,784

Change in unrealized appreciation (depreciation) —

Investments	$6,248,435

Foreign currency	(1,009)

Net change in unrealized appreciation (depreciation)	$6,247,426

Net realized and unrealized gain	$22,450,210

Net increase in net assets from operations	$22,720,744

(1)	Includes $394,517 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2021

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$270,534	$519,303

Net realized gain	16,202,784 (1)	2,240,515

Net change in unrealized appreciation (depreciation)	6,247,426	13,485,858

Net increase in net assets from operations	$22,720,744	$16,245,676

Distributions to shareholders —

Class A	$(6,966,059)	$(1,138,968)

Class C	(798,464)	(209,512)

Class I	(4,902,730)	(860,335)

Total distributions to shareholders	$(12,667,253)	$(2,208,815)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$2,087,298	$5,471,439

Class C	778,431	1,020,161

Class I	4,307,668	13,482,298

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	6,762,071	1,105,764

Class C	798,464	208,098

Class I	4,902,730	860,279

Cost of shares redeemed

Class A	(13,638,219)	(11,491,645)

Class C	(1,173,818)	(3,021,646)

Class I	(21,423,736)	(15,796,778)

Net asset value of shares converted

Class A	323,952	4,018,356

Class C	(323,952)	(4,018,356)

Net decrease in net assets from Fund share transactions	$(16,599,111)	$(8,162,030)

Other capital —

Portfolio transaction fee contributed to Portfolio	$(68,869)	$(41,788)

Portfolio transaction fee allocated from Portfolio	75,872	40,066

Net increase (decrease) in net assets from other capital	$7,003	$(1,722)

Net increase (decrease) in net assets	$(6,538,617)	$5,873,109

Net Assets

At beginning of year	$107,818,834	$101,945,725

At end of year	$101,280,217	$107,818,834

(1)	Includes $394,517 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2021

Financial Highlights

	Class A

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$22.120	$19.110	$14.720	$17.490	$15.740

Income (Loss) From Operations

Net investment income(1)	$0.049	$0.097	$0.114	$0.144	$0.178

Net realized and unrealized gain (loss)	4.959	3.346	5.023	(1.133)	2.933

Total income (loss) from operations	$5.008	$3.443	$5.137	$(0.989)	$3.111

Less Distributions

From net investment income	$(0.097)	$(0.041)	$(0.096)	$(0.145)	$(0.168)

From net realized gain	(2.913)	(0.392)	(0.653)	(1.637)	(1.191)

Total distributions	$(3.010)	$(0.433)	$(0.749)	$(1.782)	$(1.359)

Portfolio transaction fee, net(1)	$0.002	$— (2)	$0.002	$0.001	$(0.002)

Net asset value — End of year	$24.120	$22.120	$19.110	$14.720	$17.490

Total Return(3)(4)	22.78%	18.22%	35.01%	(5.89)%	19.91%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$61,304	$60,148	$53,153	$42,087	$51,999

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	0.98%	0.98%	0.98%	0.98%	0.98%

Net investment income	0.20%	0.51%	0.65%	0.80%	1.05%

Portfolio Turnover of the Portfolio	44%	70%	55%	90%	101%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The administrator waived its fees and/or reimbursed certain operating expenses (equal to 0.07%, 0.10%, 0.12%, 0.12% and 0.13% of average daily net assets for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent the waivers and reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2021

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$21.400	$18.610	$14.380	$17.100	$15.420

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.130)	$(0.040)	$(0.018)	$0.008	$0.050

Net realized and unrealized gain (loss)	4.784	3.235	4.899	(1.096)	2.851

Total income (loss) from operations	$4.654	$3.195	$4.881	$(1.088)	$2.901

Less Distributions

From net investment income	$—	$(0.013)	$—	$(0.010)	$(0.028)

From net realized gain	(2.826)	(0.392)	(0.653)	(1.623)	(1.191)

Total distributions	$(2.826)	$(0.405)	$(0.653)	$(1.633)	$(1.219)

Portfolio transaction fee, net(1)	$0.002	$— (2)	$0.002	$0.001	$(0.002)

Net asset value — End of year	$23.230	$21.400	$18.610	$14.380	$17.100

Total Return(3)(4)	21.88%	17.36%	34.04%	(6.60)%	18.94%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$7,418	$6,728	$11,418	$11,627	$16,196

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	1.73%	1.73%	1.73%	1.73%	1.73%

Net investment income (loss)	(0.55)%	(0.22)%	(0.11)%	0.05%	0.30%

Portfolio Turnover of the Portfolio	44%	70%	55%	90%	101%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The administrator waived its fees and/or reimbursed certain operating expenses (equal to 0.07%, 0.10%, 0.12%, 0.12% and 0.13% of average daily net assets for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent the waivers and reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2021

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$22.130	$19.110	$14.720	$17.490	$15.750

Income (Loss) From Operations

Net investment income(1)	$0.110	$0.146	$0.158	$0.190	$0.219

Net realized and unrealized gain (loss)	4.974	3.354	5.023	(1.132)	2.931

Total income (loss) from operations	$5.084	$3.500	$5.181	$(0.942)	$3.150

Less Distributions

From net investment income	$(0.163)	$(0.088)	$(0.140)	$(0.192)	$(0.217)

From net realized gain	(2.913)	(0.392)	(0.653)	(1.637)	(1.191)

Total distributions	$(3.076)	$(0.480)	$(0.793)	$(1.829)	$(1.408)

Portfolio transaction fee, net(1)	$0.002	$— (2)	$0.002	$0.001	$(0.002)

Net asset value — End of year	$24.140	$22.130	$19.110	$14.720	$17.490

Total Return(3)(4)	23.12%	18.52%	35.32%	(5.63)%	20.14%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$32,558	$40,943	$37,375	$29,455	$35,068

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	0.73%	0.73%	0.73%	0.73%	0.73%

Net investment income	0.45%	0.76%	0.89%	1.06%	1.28%

Portfolio Turnover of the Portfolio	44%	70%	55%	90%	101%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The administrator waived its fees and/or reimbursed certain operating expenses (equal to 0.07%, 0.10%, 0.12%, 0.12% and 0.13% of average daily net assets for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent the waivers and reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Stock Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Stock Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (12.8% at December 31, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

13

Eaton Vance

Stock Fund

December 31, 2021

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended December 31, 2021 and December 31, 2020 was as follows:

	Year Ended December 31,
	2021	2020

Ordinary income	$1,515,122	$290,052

Long-term capital gains	$11,152,131	$1,918,763

During the year ended December 31, 2021, distributable earnings was decreased by $1,900,612 and paid-in capital was increased by $1,900,612 due to the Fund’s use of equalization accounting and the Fund’s investment in the Portfolio. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$261,918

Undistributed long-term capital gains	5,462,340

Net unrealized appreciation	44,672,630

Distributable earnings	$50,396,888

3  Investment Adviser Fee and Other Transactions with Affiliates

Effective March 1, 2021, the Fund entered into an investment advisory agreement with Eaton Vance Management (EVM). Pursuant to the agreement, the Fund pays an investment adviser fee on its average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee, at a per annum rate as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.600%

$500 million but less than $1 billion	0.575%

$1 billion but less than $2.5 billion	0.550%

$2.5 billion but less than $5 billion	0.530%

$5 billion and over	0.515%

For the year ended December 31, 2021, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.98%, 1.73% and 0.73% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2022. Pursuant to this agreement, EVM was allocated $72,100 of the Fund’s operating expenses for the year ended December 31, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2021, EVM earned $10,858 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,099 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Stock Fund

December 31, 2021

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2021 amounted to $153,629 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2021, the Fund paid or accrued to EVD $53,641 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2021 amounted to $17,881 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2021, the Fund was informed that EVD received approximately $1,000 and $300 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,252,286 and $20,883,943, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1H of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2021	2020

Sales	87,276	300,201

Issued to shareholders electing to receive payments of distributions in Fund shares	283,050	54,382

Redemptions	(561,982)	(610,510)

Converted from Class C shares	13,720	193,561

Net decrease	(177,936)	(62,366)

15

Eaton Vance

Stock Fund

December 31, 2021

Notes to Financial Statements — continued

	Year Ended December 31,
Class C	2021	2020

Sales	33,931	57,033

Issued to shareholders electing to receive payments of distributions in Fund shares	34,686	10,608

Redemptions	(49,461)	(166,542)

Converted to Class A shares	(14,216)	(200,172)

Net increase (decrease)	4,940	(299,073)

	Year Ended December 31,
Class I	2021	2020

Sales	177,151	711,979

Issued to shareholders electing to receive payments of distributions in Fund shares	205,049	42,001

Redemptions	(883,434)	(859,557)

Net decrease	(501,234)	(105,577)

16

Eaton Vance

Stock Fund

December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Stock Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Stock Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

Stock Fund

December 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2022 showed the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Business Income.  For the fiscal year ended December 31, 2021, the Fund designates $16,775, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Qualified Dividend Income.  For the fiscal year ended December 31, 2021, the Fund designates approximately $1,238,530, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 70.85% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $15,752,124 or, if subsequently determined to be different, the net capital gain of such year.

18

Stock Portfolio

December 31, 2021

Portfolio of Investments

Common Stocks — 94.9%
Security	Shares	Value

Auto Components — 1.6%

Aptiv PLC(1)	86,456	$14,260,917

		$14,260,917

Automobiles — 0.9%

Tesla, Inc.(1)	7,200	$7,608,816

		$7,608,816

Banks — 4.4%

PNC Financial Services Group, Inc. (The)	90,970	$18,241,304

Wells Fargo & Co.	417,210	20,017,736

		$38,259,040

Beverages — 3.4%

Coca-Cola Co. (The)	257,246	$15,231,536

Coca-Cola Europacific Partners PLC	250,060	13,985,856

		$29,217,392

Biotechnology — 3.1%

AbbVie, Inc.	144,416	$19,553,926

Neurocrine Biosciences, Inc.(1)	89,416	7,615,561

		$27,169,487

Building Products — 1.1%

AZEK Co., Inc. (The)(1)	200,950	$9,291,928

		$9,291,928

Capital Markets — 7.3%

Goldman Sachs Group, Inc. (The)	31,190	$11,931,735

Intercontinental Exchange, Inc.	110,204	15,072,601

S&P Global, Inc.	40,636	19,177,347

Tradeweb Markets, Inc., Class A	171,429	17,166,900

		$63,348,583

Commercial Services & Supplies — 1.2%

Waste Management, Inc.	61,978	$10,344,128

		$10,344,128

Containers & Packaging — 1.0%

AptarGroup, Inc.	72,454	$8,874,166

		$8,874,166

Security	Shares	Value

Electric Utilities — 1.6%

NextEra Energy, Inc.	148,440	$13,858,358

		$13,858,358

Electrical Equipment — 1.2%

AMETEK, Inc.	73,256	$10,771,562

		$10,771,562

Electronic Equipment, Instruments & Components — 1.4%

TE Connectivity, Ltd.	76,400	$12,326,376

		$12,326,376

Entertainment — 1.2%

Walt Disney Co. (The)(1)	66,982	$10,374,842

		$10,374,842

Equity Real Estate Investment Trusts (REITs) — 2.8%

EastGroup Properties, Inc.	46,522	$10,600,038

Lamar Advertising Co., Class A	112,290	13,620,777

		$24,220,815

Food & Staples Retailing — 1.7%

Sysco Corp.	189,990	$14,923,715

		$14,923,715

Health Care Equipment & Supplies — 1.9%

Boston Scientific Corp.(1)	254,436	$10,808,441

Teleflex, Inc.	18,500	6,076,880

		$16,885,321

Health Care Providers & Services — 1.8%

Anthem, Inc.	33,224	$15,400,653

		$15,400,653

Hotels, Restaurants & Leisure — 1.3%

Marriott International, Inc., Class A(1)	69,128	$11,422,711

		$11,422,711

Interactive Media & Services — 6.7%

Alphabet, Inc., Class C(1)	16,589	$48,001,764

Meta Platforms, Inc., Class A(1)	32,076	10,788,763

		$58,790,527

19	See Notes to Financial Statements.

Stock Portfolio

December 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Internet & Direct Marketing Retail — 5.4%

Amazon.com, Inc.(1)	13,996	$46,667,423

		$46,667,423

IT Services — 3.7%

Automatic Data Processing, Inc.	60,796	$14,991,078

Visa, Inc., Class A	81,030	17,560,011

		$32,551,089

Life Sciences Tools & Services — 3.9%

Danaher Corp.	51,992	$17,105,888

Thermo Fisher Scientific, Inc.	25,034	16,703,686

		$33,809,574

Machinery — 1.1%

Stanley Black & Decker, Inc.	51,938	$9,796,546

		$9,796,546

Oil, Gas & Consumable Fuels — 2.1%

ConocoPhillips	251,256	$18,135,658

		$18,135,658

Pharmaceuticals — 3.4%

Eli Lilly & Co.	49,100	$13,562,402

Pfizer, Inc.	96,400	5,692,420

Zoetis, Inc.	41,922	10,230,226

		$29,485,048

Professional Services — 2.2%

Booz Allen Hamilton Holding Corp.	113,090	$9,588,901

Clarivate PLC(1)	421,188	9,906,342

		$19,495,243

Road & Rail — 1.5%

Union Pacific Corp.	52,424	$13,207,178

		$13,207,178

Semiconductors & Semiconductor Equipment — 6.3%

Analog Devices, Inc.	91,086	$16,010,186

Lam Research Corp.	16,200	11,650,230

NVIDIA Corp.	25,500	7,499,805

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	69,039	8,306,082

Texas Instruments, Inc.	62,347	11,750,539

		$55,216,842

Security	Shares	Value

Software — 9.9%

Bill.com Holdings, Inc.(1)	31,200	$7,773,480

Intuit, Inc.	24,254	15,600,658

Microsoft Corp.	187,598	63,092,959

		$86,467,097

Specialty Retail — 1.7%

TJX Cos., Inc. (The)	198,134	$15,042,333

		$15,042,333

Technology Hardware, Storage & Peripherals — 6.0%

Apple, Inc.	293,484	$52,113,954

		$52,113,954

Textiles, Apparel & Luxury Goods — 0.9%

Deckers Outdoor Corp.(1)	20,518	$7,515,949

		$7,515,949

Wireless Telecommunication Services — 1.2%

T-Mobile US, Inc.(1)	86,208	$9,998,404

		$9,998,404

Total Common Stocks (identified cost $507,783,336)		$826,851,675

Short-Term Investments — 0.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.08%(2)	2,248,701	$2,248,476

Total Short-Term Investments (identified cost $2,248,476)		$2,248,476

Total Investments — 95.2% (identified cost $510,031,812)		$829,100,151

Other Assets, Less Liabilities — 4.8%		$42,209,395

Net Assets — 100.0%		$871,309,546

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2021.

Abbreviations:

ADR	–	American Depositary Receipt

20	See Notes to Financial Statements.

Stock Portfolio

December 31, 2021

Statement of Assets and Liabilities

Assets	December 31, 2021

Unaffiliated investments, at value (identified cost, $507,783,336)	$826,851,675

Affiliated investment, at value (identified cost, $2,248,476)	2,248,476

Dividends receivable	244,593

Dividends receivable from affiliated investment	93

Receivable for investments sold	42,354,951

Tax reclaims receivable	135,816

Total assets	$871,835,604

Liabilities

Payable to affiliates:

Investment adviser fee	$429,926

Trustees’ fees	10,295

Accrued expenses	85,837

Total liabilities	$526,058

Net Assets applicable to investors’ interest in Portfolio	$871,309,546

21	See Notes to Financial Statements.

Stock Portfolio

December 31, 2021

Statement of Operations

Investment Income	Year Ended December 31, 2021

Dividends (net of foreign taxes, $154,516)	$9,906,044

Dividends from affiliated investment	1,479

Total investment income	$9,907,523

Expenses

Investment adviser fee	$4,970,765

Trustees’ fees and expenses	41,836

Custodian fee	204,317

Legal and accounting services	52,438

Miscellaneous	24,624

Total expenses	$5,293,980

Net investment income	$4,613,543

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$123,850,522 (1)

Investment transactions — affiliated investment	(1,372)

Foreign currency transactions	(11,938)

Net realized gain	$123,837,212

Change in unrealized appreciation (depreciation) —

Investments	$46,450,706

Foreign currency	(7,691)

Net change in unrealized appreciation (depreciation)	$46,443,015

Net realized and unrealized gain	$170,280,227

Net increase in net assets from operations	$174,893,770

(1)	Includes $3,096,043 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Stock Portfolio

December 31, 2021

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$4,613,543	$5,837,934

Net realized gain	123,837,212 (1)	18,275,199

Net change in unrealized appreciation (depreciation)	46,443,015	96,276,139

Net increase in net assets from operations	$174,893,770	$120,389,272

Capital transactions —

Contributions	$23,356,815	$78,327,454

Withdrawals	(131,961,931)	(78,095,172)

Portfolio transaction fee	574,923	276,897

Net increase (decrease) in net assets from capital transactions	$(108,030,193)	$509,179

Net increase in net assets	$66,863,577	$120,898,451

Net Assets

At beginning of year	$804,445,969	$683,547,518

At end of year	$871,309,546	$804,445,969

(1)	Includes $3,096,043 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Stock Portfolio

December 31, 2021

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2021	2020	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	0.63%	0.64%	0.63%	0.64%	0.64%

Net investment income	0.55%	0.84%	0.99%	1.14%	1.38%

Portfolio Turnover	44%	70%	55%	90%	101%

Total Return	23.21%	18.61%	35.47%	(5.57)%	20.31%

Net assets, end of year (000’s omitted)	$871,310	$804,446	$683,548	$516,615	$647,405

24	See Notes to Financial Statements.

Stock Portfolio

December 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Stock Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2021, Eaton Vance Stock Fund, Eaton Vance Stock NextShares and Eaton Vance Balanced Fund held an interest of 12.8%, 0.2% and 87.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in

25

Stock Portfolio

December 31, 2021

Notes to Financial Statements — continued

foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement and related fee reduction agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.600%

$500 million but less than $1 billion	0.575%

$1 billion but less than $2.5 billion	0.550%

$2.5 billion but less than $5 billion	0.530%

$5 billion and over	0.515%

For the year ended December 31, 2021, the Portfolio’s investment adviser fee amounted to $4,970,765 or 0.59% of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $368,242,025 and $508,852,092, respectively, for the year ended December 31, 2021. In-kind contributions and withdrawals for the year ended December 31, 2021 aggregated none and $6,582,209, respectively.

26

Stock Portfolio

December 31, 2021

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$511,667,420

Gross unrealized appreciation	$323,672,440

Gross unrealized depreciation	(6,239,709)

Net unrealized appreciation	$317,432,731

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2021.

6  Investments in Affiliated Funds

At December 31, 2021, the value of the Portfolio’s investment in affiliated funds was $2,248,476, which represents 0.3% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended December 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$6,475,259	$122,109,454	$(126,334,865)	$(1,372)	$—	$2,248,476	$1,479	2,248,701

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

Stock Portfolio

December 31, 2021

Notes to Financial Statements — continued

At December 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$826,851,675	*	$—	$—	$826,851,675

Short-Term Investments	—		2,248,476	—	2,248,476

Total Investments	$826,851,675		$2,248,476	$—	$829,100,151

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

8  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

28

Eaton Vance

Stock Portfolio

December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Stock Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

29

Eaton Vance

Stock Fund

December 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Stock Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust and the Portfolio’s affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s and the Portfolio’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund or Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund or Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 funds (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and the Portfolio, and his former position with EVC, which was an affiliate of the Trust and the Portfolio prior to March 1, 2021.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

30

Eaton Vance

Stock Fund

December 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	Since 2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships. None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships. None.

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	Since 2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of CRM.

31

Eaton Vance

Stock Fund

December 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

The SAI for the Fund includes additional information about the Trustees and officers of the Trust and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

33

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Stock Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Stock Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1325    12.31.21

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

Annual Report

December 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, the Funds’ adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2021

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period starting January 1, 2021, was notable for a U.S. equity rally that lasted for most of the period and resulted in U.S. stocks outperforming most other stock markets in developed economies. Except for temporary retreats in September and November, broad-market indexes generally posted strong returns during the period. Investors cheered the reopening of businesses that had been affected by the pandemic and the rollout of several highly effective COVID-19 vaccines.

COVID-19, however, continued to have a firm grip on the U.S. economy. Disease rates advanced and declined with second, third, and fourth waves of infections. Worker shortages led to global supply-chain disruptions. From computer chips to shipping containers, scarcities of key items ledto temporary factory shutdowns and empty store shelves. Those shortages — combined with high demand from consumers eager to spend money saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. had seen in decades.

Still, investor optimism about a recovering economy drove stock prices up during most of the period. A significant pullback, however, occurred in September 2021 when virtually every major U.S. stock index reported negative returns. Unexpectedly weak job creation in August and the U.S. Federal Reserve’s (the Fed’s) announcement that it might soon begin tapering its monthly bond purchases — which had stimulated the economy earlier — combined to drive stocks into negative territory. Rising COVID-19 infections also weighed on equity performance in September.

In the final quarter of 2021, however, stock prices came roaring back. Even the late-November news of a new and more transmissible COVID-19 variant — Omicron — caused only a temporary market retreat. The Fed’s actions to tamp down inflation were applauded by investors, with stocks gaining ground after the central bank announced that tapering would be accelerated and that three possible interest rate hikes were forecast for 2022. Just two trading days before year-end, the S&P 500® Index closed at its 70th new all-time high for the period, and the Dow Jones Industrial Average® (DJIA) closed at an all-time high as well.

For the period as a whole, the broad-market S&P 500® Index returned 28.71%; the blue-chip DJIA was up 20.95%; and the technology- laden Nasdaq Composite Index rose 22.18%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, outperformed their small-cap counterparts, as measured by the Russell 2000® Index. In the large-cap space, growth stocks modestly outperformed value stocks, but in the small- cap space, value stocks strongly outperformed growth stocks during the period.

Fund Performance

For the 12-month period ended December 31, 2021, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (collectively, the Funds) returned 24.68% and 24.48%, respectively, for Class A shares at net asset value (NAV), underperforming their benchmark, the S&P 500® Index (the Index), which returned 28.71%.

Stock selections in the information technology (IT), consumer discretionary, and industrials sectors detracted from the Funds’ performance versus the Index during the period. In the IT sector, the Funds’ out-of-Index position in DocuSign, Inc. (DocuSign), a leading vendor of electronic signature solutions for digital documents, hurt performance relative to the Index. Following robust demand and strong stock performance in 2020, DocuSign’s share price fell in 2021 as investors favored more cyclical areas of the market. An unexpected slowing of demand in the final quarter of 2021 also weighed on DocuSign’s stock price.

In the consumer discretionary sector, underweighting electric car maker Tesla, Inc. (Tesla) relative to the Index — due to inconsistency of earnings and the company’s high valuation — hurt performance versus the Index as vehicle deliveries and profits rose and Tesla’s stock performed strongly during the period. The stock received an additional boost in October 2021 when The Hertz Corp. announced it was purchasing 100,000 Tesla autos for its rental fleet.

In the industrials sector, relative performance was hurt when the Funds’ out-of-Index position in Uber Technologies, Inc. (Uber) declined in price. Uber, which connects consumers with providers of ride services, as well as food deliveries through Uber Eats, saw its profitability hurt by pandemic-related driver shortages. Unfavorable court rulings regarding Uber driver employment classifications placed an additional drag on the company’s stock price during the period.

In contrast, contributors to the Funds’ performance versus the Index included stock selections and an overweight position in the financials sector; stock selections in the communication services sector; and an underweight position in the utilities sector — the worst-performing sector within the Index during the period.

In the financials sector, the Funds’ performance relative to the Index was helped by an overweight position in Charles Schwab Corp. (The) (Schwab), a diversified financial services firm that serves retail customers and independent registered investment advisors. Schwab’s stock price rose during the period as consumers continued to migrate toward independent advisors and growth in the firm’s retail brokerage business exceeded the industry average. Investor expectations for rising interest rates were an additional driver of Schwab’s stock price.

In the communication services sector, the Funds’ overweight position in Alphabet, Inc. (Alphabet), parent company of search engine Google, performed strongly as positive e-commerce trends drove increased demand for search engine advertising and engagement. In addition, growth in viewership and ad sales on video sharing platform YouTube, an Alphabet subsidiary, exceeded analyst expectations during the period and provided an additional tailwind for Alphabet’s stock price.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2021

Performance2,3

Portfolio Manager(s) Yana S. Barton, CFA and Kenneth D. Zinner, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	03/28/1996	03/29/1966	24.68%	18.11%	15.83%
Class A with 5.75% Maximum Sales Charge	—	—	17.51	16.72	15.15
Class C at NAV	08/02/1996	03/29/1966	23.76	17.22	15.14
Class C with 1% Maximum Sales Charge	—	—	22.76	17.22	15.14
Class I at NAV	07/02/1999	03/29/1966	25.00	18.40	16.12

S&P 500® Index	—	—	28.71%	18.46%	16.54%

% After-Tax Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	03/28/1996	03/29/1966	17.42%	16.55%	14.92%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	10.45	14.03	13.16
Class C After Taxes on Distributions	08/02/1996	03/29/1966	22.76	17.20	15.04
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	13.47	14.52	13.22
Class I After Taxes on Distributions	07/02/1999	03/29/1966	24.84	18.14	15.81
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	14.96	15.48	14.02

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			0.76%	1.51%	0.51%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	12/31/2011	$40,989	N.A.
Class I	$250,000	12/31/2011	$1,115,479	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2021

Performance2,3

Portfolio Manager(s) Yana S. Barton, CFA and Kenneth D. Zinner, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	02/28/2001	03/29/1966	24.48%	17.93%	15.65%
Class A with 5.75% Maximum Sales Charge	—	—	17.32	16.54	14.97
Class C at NAV	02/28/2001	03/29/1966	23.54	17.05	14.96
Class C with 1% Maximum Sales Charge	—	—	22.54	17.05	14.96
Class I at NAV	02/28/2001	03/29/1966	24.77	18.22	15.93

S&P 500® Index	—	—	28.71%	18.46%	16.54%

% After-Tax Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	02/28/2001	03/29/1966	17.29%	16.41%	14.78%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	10.30	13.89	13.01
Class C After Taxes on Distributions	02/28/2001	03/29/1966	22.54	17.05	14.91
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	13.35	14.38	13.08
Class I After Taxes on Distributions	02/28/2001	03/29/1966	24.67	18.02	15.68
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	14.76	15.34	13.87

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			0.92%	1.67%	0.67%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	12/31/2011	$40,360	N.A.
Class I	$250,000	12/31/2011	$1,097,568	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	6.1%

Microsoft Corp.	4.1

Amazon.com, Inc.	3.8

Alphabet, Inc., Class C	3.3

Meta Platforms, Inc., Class A	2.5

Alphabet, Inc., Class A	2.5

NVIDIA Corp.	2.0

QUALCOMM, Inc.	2.0

JPMorgan Chase & Co.	1.8

Eli Lilly & Co.	1.6

Total	29.7%

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large- cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

6

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 – December 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Growth Fund 1.1

	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period* (7/1/21 – 12/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,086.80	$3.84	0.73%
Class C	$1,000.00	$1,082.70	$7.77	1.48%
Class I	$1,000.00	$1,088.20	$2.53	0.48%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.53	$3.72	0.73%
Class C	$1,000.00	$1,017.75	$7.53	1.48%
Class I	$1,000.00	$1,022.79	$2.45	0.48%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2021.

7

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Fund Expenses — continued

Eaton Vance Tax-Managed Growth Fund 1.2

	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period* (7/1/21 – 12/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,085.80	$4.63	0.88%
Class C	$1,000.00	$1,081.80	$8.55	1.63%
Class I	$1,000.00	$1,087.30	$3.31	0.63%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.77	$4.48	0.88%
Class C	$1,000.00	$1,016.99	$8.29	1.63%
Class I	$1,000.00	$1,022.03	$3.21	0.63%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2021.

8

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Statements of Assets and Liabilities

	December 31, 2021
Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Investment in Tax-Managed Growth Portfolio, at value (identified cost, $289,506,962 and $312,811,550, respectively)	$2,415,868,156	$1,283,446,057

Receivable for Fund shares sold	1,059,541	892,604

Total assets	$2,416,927,697	$1,284,338,661

Liabilities

Payable for Fund shares redeemed	$1,553,503	$930,754

Payable to affiliates:

Administration fee	—	160,086

Distribution and service fees	447,942	237,004

Trustees’ fees	125	125

Accrued expenses	243,792	131,683

Total liabilities	$2,245,362	$1,459,652

Net Assets	$2,414,682,335	$1,282,879,009

Sources of Net Assets

Paid-in capital	$1,175,164,231	$800,573,362

Distributable earnings	1,239,518,104	482,305,647

Total	$2,414,682,335	$1,282,879,009

Class A Shares

Net Assets	$2,108,252,870	$894,808,985

Shares Outstanding	22,474,158	21,208,316

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$93.81	$42.19

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$99.53	$44.76

Class C Shares

Net Assets	$8,801,174	$61,484,263

Shares Outstanding	104,882	1,509,934

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$83.92	$40.72

Class I Shares

Net Assets	$297,628,291	$326,585,761

Shares Outstanding	3,406,321	7,721,778

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$87.38	$42.29

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Statements of Operations

	Year Ended December 31, 2021
Investment Income	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Dividends allocated from Portfolio (net of foreign taxes, $251,853 and $131,645, respectively)	$25,178,787	$13,164,091

Expenses allocated from Portfolio	(9,594,112)	(5,017,206)

Total investment income from Portfolio	$15,584,675	$8,146,885

Expenses

Administration fee	$—	$1,754,185

Distribution and service fees

Class A	4,906,580	2,052,047

Class C	93,341	579,164

Trustees’ fees and expenses	500	500

Custodian fee	62,611	63,015

Transfer and dividend disbursing agent fees	757,974	359,828

Professional fees	56,150	42,216

Printing and postage	36,651	21,497

Registration fees	51,902	56,551

Miscellaneous	187,302	86,562

Total expenses	$6,153,011	$5,015,565

Net investment income	$9,431,664	$3,131,320

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions(1)	$46,672,140	$24,381,517

Foreign currency transactions	(388)	(203)

Net realized gain	$46,671,752	$24,381,314

Change in unrealized appreciation (depreciation) —

Investments	$433,132,331	$226,167,131

Foreign currency	(5,555)	(2,883)

Net change in unrealized appreciation (depreciation)	$433,126,776	$226,164,248

Net realized and unrealized gain	$479,798,528	$250,545,562

Net increase in net assets from operations	$489,230,192	$253,676,882

(1)	Includes $45,700,223 and $23,872,392, respectively, of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Statements of Changes in Net Assets

	Year Ended December 31, 2021
Increase (Decrease) in Net Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

From operations —

Net investment income	$9,431,664	$3,131,320

Net realized gain	46,671,752	24,381,314

Net change in unrealized appreciation (depreciation)	433,126,776	226,164,248

Net increase in net assets from operations	$489,230,192	$253,676,882

Distributions to shareholders —

Class A	$(7,411,870)	$(1,456,093)

Class I	(1,860,413)	(1,274,812)

Total distributions to shareholders	$(9,272,283)	$(2,730,905)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$9,089,612	$30,288,718

Class C	235,001	8,513,688

Class I	109,752,215	66,445,259

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	6,330,080	1,295,778

Class I	1,566,582	1,164,723

Cost of shares redeemed

Class A	(114,834,731)	(54,225,772)

Class C	(1,279,187)	(8,702,936)

Class I	(97,835,698)	(60,581,328)

Net asset value of shares converted

Class A	1,649,109	4,588,065

Class C	(1,649,109)	(4,588,065)

Net decrease in net assets from Fund share transactions	$(86,976,126)	$(15,801,870)

Net increase in net assets	$392,981,783	$235,144,107

Net Assets

At beginning of year	$2,021,700,552	$1,047,734,902

At end of year	$2,414,682,335	$1,282,879,009

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Statements of Changes in Net Assets — continued

	Year Ended December 31, 2020
Increase (Decrease) in Net Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

From operations —

Net investment income	$13,668,402	$5,529,843

Net realized gain	44,403,725	22,849,775

Net change in unrealized appreciation (depreciation)	321,051,487	164,961,766

Net increase in net assets from operations	$379,123,614	$193,341,384

Distributions to shareholders —

Class A	$(11,041,230)	$(3,510,456)

Class I	(2,050,655)	(1,762,143)

Total distributions to shareholders	$(13,091,885)	$(5,272,599)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$7,517,031	$21,867,314

Class C	387,441	5,471,936

Class I	130,916,056	89,296,181

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	9,427,329	3,120,209

Class I	1,705,626	1,599,069

Cost of shares redeemed

Class A	(125,737,102)	(60,045,744)

Class C	(3,067,331)	(13,312,766)

Class I	(128,707,418)	(103,028,577)

Net asset value of shares converted

Class A	3,592,526	10,121,805

Class C	(3,592,526)	(10,121,805)

Net decrease in net assets from Fund share transactions	$(107,558,368)	$(55,032,378)

Net increase in net assets	$258,473,361	$133,036,407

Net Assets

At beginning of year	$1,763,227,191	$914,698,495

At end of year	$2,021,700,552	$1,047,734,902

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Financial Highlights

	Tax-Managed Growth Fund 1.1 — Class A

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$75.510	$61.750	$48.150	$51.300	$42.300

Income (Loss) From Operations

Net investment income(1)	$0.338	$0.481	$0.539	$0.491	$0.467

Net realized and unrealized gain (loss)	18.292	13.748	13.572	(3.192)	8.982

Total income (loss) from operations	$18.630	$14.229	$14.111	$(2.701)	$9.449

Less Distributions

From net investment income	$(0.330)	$(0.469)	$(0.511)	$(0.449)	$(0.449)

Total distributions	$(0.330)	$(0.469)	$(0.511)	$(0.449)	$(0.449)

Net asset value — End of year	$93.810	$75.510	$61.750	$48.150	$51.300

Total Return(2)	24.68%	23.05%	29.45%	(5.36)%	22.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,108,253	$1,784,383	$1,565,795	$1,116,349	$1,257,823

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.73%	0.76%	0.78%	0.79%	0.79%

Net investment income	0.40%	0.77%	0.96%	0.92%	1.00%

Portfolio Turnover of the Portfolio(4)	1%	1%	1%	1%	0	%(5)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 4%, 6%, 6%, 6% and 5% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(5)	Amount is less than 0.5%.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class C

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$67.810	$55.530	$43.280	$46.100	$38.040

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.268)	$0.015	$(0.018)	$0.082	$0.114

Net realized and unrealized gain (loss)	16.378	12.265	12.268	(2.832)	8.047

Total income (loss) from operations	$16.110	$12.280	$12.250	$(2.750)	$8.161

Less Distributions

From net investment income	$—	$—	$—	$(0.070)	$(0.101)

Total distributions	$—	$—	$—	$(0.070)	$(0.101)

Net asset value — End of year	$83.920	$67.810	$55.530	$43.280	$46.100

Total Return(2)	23.76%	22.11%	28.34%	(5.99)%	21.46%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$8,801	$9,517	$13,730	$202,974	$248,201

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.48%	1.51%	1.55%	1.54%	1.54%

Net investment income (loss)	(0.35)%	0.03%	(0.04)%	0.17%	0.27%

Portfolio Turnover of the Portfolio(4)	1%	1%	1%	1%	0	%(5)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 4%, 6%, 6%, 6% and 5% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(5)	Amount is less than 0.5%.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class I

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$70.350	$57.570	$44.920	$47.920	$39.530

Income (Loss) From Operations

Net investment income(1)	$0.514	$0.594	$0.628	$0.584	$0.542

Net realized and unrealized gain (loss)	17.064	12.817	12.675	(2.996)	8.414

Total income (loss) from operations	$17.578	$13.411	$13.303	$(2.412)	$8.956

Less Distributions

From net investment income	$(0.548)	$(0.631)	$(0.653)	$(0.588)	$(0.566)

Total distributions	$(0.548)	$(0.631)	$(0.653)	$(0.588)	$(0.566)

Net asset value — End of year	$87.380	$70.350	$57.570	$44.920	$47.920

Total Return(2)	25.00%	23.31%	29.74%	(5.11)%	22.67%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$297,628	$227,801	$183,702	$136,976	$114,276

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.48%	0.51%	0.53%	0.54%	0.54%

Net investment income	0.64%	1.01%	1.20%	1.17%	1.24%

Portfolio Turnover of the Portfolio(4)	1%	1%	1%	1%	0	%(5)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 4%, 6%, 6%, 6% and 5% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(5)	Amount is less than 0.5%.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class A

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$33.950	$27.770	$21.650	$23.060	$19.020

Income (Loss) From Operations

Net investment income(1)	$0.093	$0.171	$0.205	$0.184	$0.177

Net realized and unrealized gain (loss)	8.216	6.171	6.108	(1.432)	4.035

Total income (loss) from operations	$8.309	$6.342	$6.313	$(1.248)	$4.212

Less Distributions

From net investment income	$(0.069)	$(0.162)	$(0.193)	$(0.162)	$(0.172)

Total distributions	$(0.069)	$(0.162)	$(0.193)	$(0.162)	$(0.172)

Net asset value — End of year	$42.190	$33.950	$27.770	$21.650	$23.060

Total Return(2)	24.48%	22.84%	29.28%	(5.50)%	22.15%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$894,809	$736,814	$629,530	$427,333	$472,741

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.88%	0.92%	0.93%	0.94%	0.95%

Net investment income	0.24%	0.61%	0.81%	0.77%	0.84%

Portfolio Turnover of the Fund(4)	—	—	—	—	1%

Portfolio Turnover of the Portfolio(5)	1%	1%	1%	1%	0	%(6)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the value of Fund securities contributed or distributed as a result of in-kind transactions. The portfolio turnover of the Fund including in-kind contributions and distributions of securities was 3% for the year ended December 31, 2017.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 4%, 6%, 6%, 6% and 5% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(6)	Amount is less than 0.5%.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class C

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$32.960	$27.030	$21.080	$22.460	$18.530

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.188)	$(0.037)	$0.003	$0.004	$0.022

Net realized and unrealized gain (loss)	7.948	5.967	5.947	(1.384)	3.912

Total income (loss) from operations	$7.760	$5.930	$5.950	$(1.380)	$3.934

Less Distributions

From net investment income	$—	$—	$—	$—	$(0.004)

Total distributions	$—	$—	$—	$—	$(0.004)

Net asset value — End of year	$40.720	$32.960	$27.030	$21.080	$22.460

Total Return(2)	23.54%	21.94%	28.22%	(6.14)%	21.23%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$61,484	$54,119	$61,397	$142,020	$173,289

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.63%	1.67%	1.68%	1.69%	1.70%

Net investment income (loss)	(0.51)%	(0.14)%	0.01%	0.02%	0.11%

Portfolio Turnover of the Fund(4)	—	—	—	—	1%

Portfolio Turnover of the Portfolio(5)	1%	1%	1%	1%	0	%(6)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the value of Fund securities contributed or distributed as a result of in-kind transactions. The portfolio turnover of the Fund including in-kind contributions and distributions of securities was 3% for the year ended December 31, 2017.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 4%, 6%, 6%, 6% and 5% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(6)	Amount is less than 0.5%.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class I

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$34.030	$27.830	$21.690	$23.110	$19.060

Income (Loss) From Operations

Net investment income(1)	$0.190	$0.242	$0.266	$0.244	$0.229

Net realized and unrealized gain (loss)	8.235	6.192	6.130	(1.439)	4.046

Total income (loss) from operations	$8.425	$6.434	$6.396	$(1.195)	$4.275

Less Distributions

From net investment income	$(0.165)	$(0.234)	$(0.256)	$(0.225)	$(0.225)

Total distributions	$(0.165)	$(0.234)	$(0.256)	$(0.225)	$(0.225)

Net asset value — End of year	$42.290	$34.030	$27.830	$21.690	$23.110

Total Return(2)	24.77%	23.13%	29.61%	(5.25)%	22.44%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$326,586	$256,802	$223,771	$154,772	$134,355

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.63%	0.67%	0.68%	0.69%	0.70%

Net investment income	0.49%	0.85%	1.05%	1.02%	1.09%

Portfolio Turnover of the Fund(4)	—	—	—	—	1%

Portfolio Turnover of the Portfolio(5)	1%	1%	1%	1%	0	%(6)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the value of Fund securities contributed or distributed as a result of in-kind transactions. The portfolio turnover of the Fund including in-kind contributions and distributions of securities was 3% for the year ended December 31, 2017.

(5)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 4%, 6%, 6%, 6% and 5% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(6)	Amount is less than 0.5%.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.1 (Tax-Managed Growth Fund 1.1) and Eaton Vance Tax-Managed Growth Fund 1.2 (Tax-Managed Growth Fund 1.2) (each a Fund, and collectively the Funds) are diversified series of the Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Each Fund currently offers Class A, Class C and Class I shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Tax-Managed Growth Fund 1.1 is closed to new investors. Each class represents a pro-rata interest in each Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Each Fund typically invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Funds. The value of each Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (6.5% and 3.4% for Tax-Managed Growth Fund 1.1 and Tax-Managed Growth Fund 1.2, respectively, at December 31, 2021). The performance of each Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.”

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — Each Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2021, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of each Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest

19

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Notes to Financial Statements — continued

income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2021 and December 31, 2020 was as follows:

	Year Ended December 31, 2021
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Distributions declared from:

Ordinary income	$9,272,283	$2,730,905

	Year Ended December 31, 2020
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Distributions declared from:

Ordinary income	$13,091,885	$5,272,599

During the year ended December 31, 2021, the following amounts were reclassified due to the Funds’ use of equalization accounting and differences between book and tax accounting for the Funds’ investment in the Portfolio. Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Change in:

Paid-in capital	$77,109,675	$27,569,391

Distributable earnings	$(77,109,675)	$(27,569,391)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2021, the components of distributable earnings (accumulated loss) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Undistributed ordinary income	$—	$295,835

Deferred capital losses	$(1,427,986)	$(7,133)

Net unrealized appreciation	$1,240,946,090	$482,016,945

Distributable earnings	$1,239,518,104	$482,305,647

At December 31, 2021, the Funds, for federal income tax purposes, had deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The

20

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Notes to Financial Statements — continued

deferred capital losses are treated as arising on the first day of the respective Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Deferred capital losses

Short-term	$1,427,986	$7,133

3  Transactions with Affiliates

Effective March 1, 2021, each of the Funds entered into an investment advisory agreement with Eaton Vance Management (EVM). Pursuant to the agreement, each Fund pays an investment adviser fee on its average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee, at a per annum rate that is the same as that payable by the Portfolio. For the year ended December 31, 2021, the Funds incurred no investment adviser fee on such assets. To the extent each Fund’s assets are invested in the Portfolio, each Fund is allocated its pro rata share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the administrator of the Funds. EVM receives no compensation from Tax-Managed Growth Fund 1.1 for such services and a fee computed at an annual rate of 0.15% of average daily net assets from Tax-Managed Growth Fund 1.2 for such services. For the year ended December 31, 2021, the administration fee for Tax-Managed Growth Fund 1.2 amounted to $1,754,185.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended December 31, 2021 were as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

EVM’s Sub-Transfer Agent Fees	$202,638	$72,527

EVD’s Class A Sales Charges	$19,262	$65,409

The Funds were informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of BMR, EVM and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through December 31, 2021 in the amount of $2,142 and $4,048 for Tax-Managed Growth Fund 1.1 and Tax-Managed Growth Fund 1.2, respectively.

Trustees and officers of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Certain officers and Trustees of the Funds and the Portfolio are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2021 for Class A shares amounted to the following:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class A Distribution and Service Fees	$4,906,580	$2,052,047

21

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Notes to Financial Statements — continued

Each Fund also has in effect distribution plans for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the respective Fund. For the year ended December 31, 2021, the Funds paid or accrued to EVD the following distribution fees:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class C Distribution Fees	$70,006	$434,373

Pursuant to the Class C Plan, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2021 amounted to the following:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class C Service Fees	$23,335	$144,791

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2021, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class A	$—	$300

Class C	$—	$1,300

6  Investment Transactions

For the year ended December 31, 2021, increases and decreases in each Fund’s investment in the Portfolio aggregated, as follows:

Fund	Increases	Decreases

Tax-Managed Growth Fund 1.1	$1,050,502	$104,037,724

Tax-Managed Growth Fund 1.2	$16,499,962	$40,630,107

Decreases in each Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind, as follows:

Fund	Redemptions in-kind

Tax-Managed Growth Fund 1.1	$78,572,868

Tax-Managed Growth Fund 1.2	$27,991,559

22

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

Tax-Managed Growth Fund 1.1
	Year Ended December 31, 2021
	Class A	Class C	Class I

Sales	104,923	3,103	1,383,116

Issued to shareholders electing to receive payments of distributions in Fund shares	68,850	—	18,295

Redemptions	(1,349,293)	(16,890)	(1,233,101)

Converted from Class C shares	19,389	—	—

Converted to Class A shares	—	(21,672)	—

Net increase (decrease)	(1,156,131)	(35,459)	168,310

	Year Ended December 31, 2020
	Class A	Class C	Class I

Sales	116,260	7,045	2,263,887

Issued to shareholders electing to receive payments of distributions in Fund shares	126,236	—	24,517

Redemptions	(2,021,959)	(53,714)	(2,241,216)

Converted from Class C shares	53,896	—	—

Converted to Class A shares	—	(60,247)	—

Net increase (decrease)	(1,725,567)	(106,916)	47,188

Tax-Managed Growth Fund 1.2
	Year Ended December 31, 2021
	Class A	Class C	Class I

Sales	773,549	227,686	1,738,618

Issued to shareholders electing to receive payments of distributions in Fund shares	31,337	—	28,099

Redemptions	(1,420,350)	(234,470)	(1,592,099)

Converted from Class C shares	121,263	—	—

Converted to Class A shares	—	(125,337)	—

Net increase (decrease)	(494,201)	(132,121)	174,618

	Year Ended December 31, 2020
	Class A	Class C	Class I

Sales	791,267	207,023	3,272,236

Issued to shareholders electing to receive payments of distributions in Fund shares	92,919	—	47,521

Redemptions	(2,182,387)	(495,055)	(3,814,580)

Converted from Class C shares	330,502	—	—

Converted to Class A shares	—	(341,400)	—

Net decrease	(967,699)	(629,432)	(494,823)

23

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Notes to Financial Statements — continued

8  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Funds’ performance, or the performance of the securities in which the Funds invest.

24

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (collectively the “Funds”) (each a fund constituting Eaton Vance Mutual Funds Trust), as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

25

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2022 showed the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended December 31, 2021, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Tax-Managed Growth Fund 1.1	$25,354,483

Tax-Managed Growth Fund 1.2	$13,255,944

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ fiscal 2021 ordinary income dividends, the following amounts qualify for the corporate dividends received deduction.

Tax-Managed Growth Fund 1.1	100%

Tax-Managed Growth Fund 1.2	100%

26

Tax-Managed Growth Portfolio

December 31, 2021

Portfolio of Investments

Common Stocks — 99.7%
Security	Shares	Value

Aerospace & Defense — 1.0%

Boeing Co. (The)(1)	883,547	$177,875,682

General Dynamics Corp.	117,303	24,454,157

Hexcel Corp.(1)	103,987	5,386,527

Howmet Aerospace, Inc.	4	127

Huntington Ingalls Industries, Inc.	2,300	429,502

L3Harris Technologies, Inc.	7,156	1,525,946

Lockheed Martin Corp.	132,079	46,942,197

Northrop Grumman Corp.	54,977	21,279,947

Raytheon Technologies Corp.	1,031,183	88,743,609

Textron, Inc.	9,462	730,466

TransDigm Group, Inc.(1)	3,386	2,154,444

		$369,522,604

Air Freight & Logistics — 1.2%

C.H. Robinson Worldwide, Inc.	280,266	$30,165,030

Expeditors International of Washington, Inc.	12,997	1,745,367

FedEx Corp.	359,477	92,975,131

GXO Logistics, Inc.(1)	97,791	8,882,356

United Parcel Service, Inc., Class B	1,431,529	306,833,926

		$440,601,810

Airlines — 0.0%(2)

American Airlines Group, Inc.(1)	66,989	$1,203,122

Delta Air Lines, Inc.(1)	61,964	2,421,553

Southwest Airlines Co.(1)	28,371	1,215,414

		$4,840,089

Auto Components — 0.6%

Adient PLC(1)	8,500	$406,980

Aptiv PLC(1)	1,022,078	168,591,766

BorgWarner, Inc.	800	36,056

Dorman Products, Inc.(1)	20,730	2,342,697

Fox Factory Holding Corp.(1)	800	136,080

Garrett Motion, Inc.(1)	6,726	54,010

Gentex Corp.	1,443,192	50,295,241

		$221,862,830

Automobiles — 0.5%

Daimler AG	18,000	$1,387,800

Ford Motor Co.	1,217,179	25,280,808

General Motors Co.(1)	96,097	5,634,167

Harley-Davidson, Inc.	800	30,152

Tesla, Inc.(1)	155,177	163,987,950

Security	Shares	Value

Automobiles (continued)

Toyota Motor Corp. ADR	5,100	$945,030

		$197,265,907

Banks — 3.9%

Bank of America Corp.	4,436,577	$197,383,311

Bank of Hawaii Corp.	557	46,654

Bank of Montreal	4	431

CIT Group, Inc.	1,490	76,497

Citigroup, Inc.	890,874	53,799,881

Commerce Bancshares, Inc.	79,477	5,463,249

CVB Financial Corp.	608,432	13,026,529

Fifth Third Bancorp	1,814,058	79,002,226

First Republic Bank	2,010	415,085

HSBC Holdings PLC	220,592	1,329,842

HSBC Holdings PLC ADR	424	12,784

Huntington Bancshares, Inc.	144,510	2,228,344

ING Groep NV ADR	125	1,740

JPMorgan Chase & Co.	4,220,994	668,394,400

KeyCorp	72,748	1,682,661

Live Oak Bancshares, Inc.	15,000	1,309,350

M&T Bank Corp.	123,278	18,933,035

Pinnacle Financial Partners, Inc.	34,686	3,312,513

PNC Financial Services Group, Inc. (The)	126,756	25,417,113

Regions Financial Corp.	772,628	16,843,290

Signature Bank	3,359	1,086,536

Societe Generale S.A.	405,793	13,946,582

Sterling Bancorp	180,109	4,645,011

SVB Financial Group(1)	31,586	21,422,889

Synovus Financial Corp.	1,565	74,917

Toronto-Dominion Bank (The)	569	43,631

Truist Financial Corp.	1,679,497	98,334,549

U.S. Bancorp	1,077,302	60,512,053

Wells Fargo & Co.	3,734,552	179,183,805

Western Alliance Bancorp	23,987	2,582,200

Zions Bancorp N.A.	53,870	3,402,429

		$1,473,913,537

Beverages — 1.9%

Anheuser-Busch InBev SA/NV ADR	75,379	$4,564,198

Boston Beer Co., Inc. (The), Class A(1)	4,730	2,389,123

Brown-Forman Corp., Class A	17,399	1,179,478

Brown-Forman Corp., Class B	420,049	30,604,770

Coca-Cola Co. (The)	3,937,864	233,160,927

Constellation Brands, Inc., Class A	118,245	29,675,948

Diageo PLC ADR	9,771	2,150,988

27	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Beverages (continued)

Keurig Dr Pepper, Inc.	2,700	$99,522

Molson Coors Beverage Co., Class B	64,013	2,967,003

Monster Beverage Corp.(1)	176,096	16,912,260

PepsiCo, Inc.	2,127,282	369,530,156

		$693,234,373

Biotechnology — 2.1%

2seventy bio, Inc.(1)	166	$4,255

AbbVie, Inc.	1,131,418	153,193,997

Agios Pharmaceuticals, Inc.(1)	74,972	2,464,330

Alkermes PLC(1)	5,000	116,300

Alnylam Pharmaceuticals, Inc.(1)	9,409	1,595,578

Amgen, Inc.	685,242	154,158,893

Arena Pharmaceuticals, Inc.(1)	15,471	1,437,875

argenx SE ADR(1)	308,910	108,177,193

Biogen, Inc.(1)	100,308	24,065,895

Bluebird Bio, Inc.(1)	500	4,995

Blueprint Medicines Corp.(1)	211,575	22,661,798

Exact Sciences Corp.(1)	243,557	18,956,041

Exact Sciences Corp.(1)(3)	8,313	647,001

Gilead Sciences, Inc.	1,134,800	82,397,828

Incyte Corp.(1)	103,220	7,576,348

Moderna, Inc.(1)	343,592	87,265,496

Natera, Inc.(1)	14,283	1,333,889

Neurocrine Biosciences, Inc.(1)	219,845	18,724,199

Regeneron Pharmaceuticals, Inc.(1)	25,022	15,801,893

Seagen, Inc.(1)	5,662	875,345

Vertex Pharmaceuticals, Inc.(1)	346,315	76,050,774

		$777,509,923

Building Products — 0.5%

A.O. Smith Corp.	31,693	$2,720,844

Carlisle Cos., Inc.	71,809	17,817,249

Carrier Global Corp.	237,798	12,898,164

Fortune Brands Home & Security, Inc.	27,542	2,944,240

Johnson Controls International PLC	350,723	28,517,287

Lennox International, Inc.	381,979	123,898,708

Masco Corp.	38,156	2,679,314

Resideo Technologies, Inc.(1)	11,209	291,770

Trane Technologies PLC	41,918	8,468,694

Trex Co., Inc.(1)	3,070	414,542

		$200,650,812

Capital Markets — 4.8%

Affiliated Managers Group, Inc.	58,916	$9,692,271

Ameriprise Financial, Inc.	134,689	40,630,284

Security	Shares	Value

Capital Markets (continued)

Ares Management Corp., Class A	44,772	$3,638,620

Bank of New York Mellon Corp. (The)	719,996	41,817,368

BlackRock, Inc.	48,847	44,722,359

Blackstone, Inc.	402,444	52,072,229

Brookfield Asset Management, Inc., Class A	264,702	15,982,707

Carlyle Group, Inc. (The)	457,373	25,109,778

Cboe Global Markets, Inc.	197,786	25,791,294

Charles Schwab Corp. (The)	3,930,082	330,519,896

CME Group, Inc.	249,929	57,098,779

FactSet Research Systems, Inc.	97,345	47,310,644

Federated Hermes, Inc., Class B	37,249	1,399,817

Franklin Resources, Inc.	211,191	7,072,787

Goldman Sachs Group, Inc. (The)	1,160,752	444,045,678

Intercontinental Exchange, Inc.	154,759	21,166,388

Invesco, Ltd.	11,064	254,693

LPL Financial Holdings, Inc.	160,206	25,647,379

Moody’s Corp.	261,669	102,202,678

Morgan Stanley(4)	2,122,833	208,377,288

Morningstar, Inc.	4,694	1,605,300

Nasdaq, Inc.	78,727	16,533,457

Northern Trust Corp.	2,500	299,025

Raymond James Financial, Inc.	110,958	11,140,183

S&P Global, Inc.	310,603	146,582,874

SEI Investments Co.	159,600	9,726,024

State Street Corp.	215,676	20,057,868

Stifel Financial Corp.	169,194	11,914,642

T. Rowe Price Group, Inc.	403,743	79,392,024

UBS Group AG(1)	9	161

		$1,801,804,495

Chemicals — 1.1%

AdvanSix, Inc.	968	$45,738

Air Products and Chemicals, Inc.	25,995	7,909,239

Albemarle Corp.	132,751	31,033,201

Balchem Corp.	24,992	4,213,651

Cabot Corp.	16,510	927,862

Celanese Corp.	23,540	3,956,132

Chemours Co. (The)	1	34

Corteva, Inc.	242,329	11,457,315

Dow, Inc.	80,280	4,553,482

DuPont de Nemours, Inc.	505,065	40,799,151

Eastman Chemical Co.	1,062	128,406

Ecolab, Inc.	605,535	142,052,456

FMC Corp.	817	89,780

International Flavors & Fragrances, Inc.	5,000	753,250

Linde PLC	114,624	39,709,192

28	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Chemicals (continued)

LyondellBasell Industries NV, Class A	4,274	$394,191

NewMarket Corp.	13,626	4,669,903

Nutrien, Ltd.	10,927	821,710

PPG Industries, Inc.	414,428	71,463,964

RPM International, Inc.	3,433	346,733

Scotts Miracle-Gro Co. (The)	136	21,896

Sherwin-Williams Co. (The)	177,036	62,344,998

Westlake Chemical Corp.	1,000	97,130

		$427,789,414

Commercial Services & Supplies — 0.1%

Brady Corp., Class A	258	$13,906

Cintas Corp.	398	176,382

Copart, Inc.(1)	4,771	723,379

HNI Corp.	108,151	4,547,750

Pitney Bowes, Inc.	1,365	9,050

Republic Services, Inc.	4,227	589,455

Rollins, Inc.	60,814	2,080,447

Stericycle, Inc.(1)	8,000	477,120

Waste Connections, Inc.	115,655	15,760,307

Waste Management, Inc.	191,146	31,902,267

		$56,280,063

Communications Equipment — 2.3%

Arista Networks, Inc.(1)	4,061,876	$583,894,675

Arista Networks, Inc.(1)(3)	290,000	41,687,500

Cisco Systems, Inc.	3,529,555	223,667,901

Juniper Networks, Inc.	285,300	10,188,063

Motorola Solutions, Inc.	51,820	14,079,494

Nokia Oyj ADR(1)	192	1,194

		$873,518,827

Construction & Engineering — 0.0%(2)

Fluor Corp.(1)	3,250	$80,503

Quanta Services, Inc.	2,649	303,734

		$384,237

Construction Materials — 0.0%(2)

Vulcan Materials Co.	62,993	$13,076,087

		$13,076,087

Consumer Finance — 0.9%

American Express Co.	1,002,049	$163,935,216

Capital One Financial Corp.	85,168	12,357,025

Security	Shares	Value

Consumer Finance (continued)

Discover Financial Services	1,161,846	$134,262,924

LendingClub Corp.(1)	15,938	385,381

Synchrony Financial	344,923	16,000,978

		$326,941,524

Containers & Packaging — 0.1%

Amcor PLC	940,774	$11,298,696

AptarGroup, Inc.	65,000	7,961,200

Avery Dennison Corp.	5,508	1,192,868

Ball Corp.	63,819	6,143,855

Crown Holdings, Inc.	13,787	1,525,118

International Paper Co.	35,524	1,668,917

Packaging Corp. of America	12,273	1,670,969

Sealed Air Corp.	27,104	1,828,707

Sonoco Products Co.	2,297	132,973

WestRock Co.	21,573	956,978

		$34,380,281

Distributors — 0.0%(2)

Genuine Parts Co.	22,932	$3,215,066

LKQ Corp.	81,118	4,869,514

		$8,084,580

Diversified Consumer Services — 0.0%(2)

Bright Horizons Family Solutions, Inc.(1)	6,150	$774,162

H&R Block, Inc.	3,429	80,787

Service Corp. International	16,140	1,145,779

		$2,000,728

Diversified Financial Services — 2.3%

Apollo Global Management, Inc.	7,672	$555,683

Berkshire Hathaway, Inc., Class A(1)	590	265,890,580

Berkshire Hathaway, Inc., Class B(1)	1,966,390	587,950,610

		$854,396,873

Diversified Telecommunication Services — 0.2%

AT&T, Inc.	541,525	$13,321,515

Liberty Latin America, Ltd., Class A(1)	1,546	18,027

Liberty Latin America, Ltd., Class C(1)	4,825	55,005

Lumen Technologies, Inc.	4,871	61,131

Verizon Communications, Inc.	951,247	49,426,794

		$62,882,472

29	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Electric Utilities — 0.5%

Duke Energy Corp.	228,504	$23,970,069

Edison International	1,960	133,770

Entergy Corp.	2,640	297,396

Exelon Corp.	31,288	1,807,195

IDACORP, Inc.	140	15,863

NextEra Energy, Inc.	1,603,491	149,701,920

NRG Energy, Inc.	3,136	135,099

PPL Corp.	2,700	81,162

Southern Co. (The)	75,403	5,171,138

Xcel Energy, Inc.	265,196	17,953,769

		$199,267,381

Electrical Equipment — 0.8%

Acuity Brands, Inc.	9,321	$1,973,442

AMETEK, Inc.	68,380	10,054,595

Eaton Corp. PLC	92,287	15,949,039

Emerson Electric Co.	2,183,226	202,974,521

Generac Holdings, Inc.(1)	2,476	871,354

Hubbell, Inc.	62,461	13,008,753

nVent Electric PLC	4	152

Rockwell Automation, Inc.	114,129	39,813,902

		$284,645,758

Electronic Equipment, Instruments & Components — 0.5%

Amphenol Corp., Class A	24,559	$2,147,930

Badger Meter, Inc.	3,000	319,680

CDW Corp.	144,142	29,517,399

Corning, Inc.	1,489,441	55,451,889

IPG Photonics Corp.(1)	17,003	2,926,896

Keysight Technologies, Inc.(1)	12,706	2,623,916

Knowles Corp.(1)	1	23

Littelfuse, Inc.	52,675	16,575,769

Littelfuse, Inc.(3)	39,181	12,329,477

TE Connectivity, Ltd.	60,400	9,744,936

Teledyne Technologies, Inc.(1)	145	63,349

Trimble, Inc.(1)	15,062	1,313,256

Trimble, Inc.(1)(3)	183,372	15,982,881

Vontier Corp.	3,985	122,459

Zebra Technologies Corp., Class A(1)	50,775	30,221,280

		$179,341,140

Energy Equipment & Services — 0.1%

ChampionX Corp.(1)	10,853	$219,339

Core Laboratories NV	16,652	371,506

Expro Group Holdings N.V.(1)	250,000	3,587,500

Security	Shares	Value

Energy Equipment & Services (continued)

Halliburton Co.	184,786	$4,226,056

NOV, Inc.	10,391	140,798

Schlumberger NV	824,802	24,702,820

Transocean, Ltd.(1)	3,548	9,793

		$33,257,812

Entertainment — 2.2%

Activision Blizzard, Inc.	248,871	$16,557,388

Electronic Arts, Inc.	150,119	19,800,696

Liberty Braves Group, Series A(1)	1,236	35,535

Liberty Braves Group, Series C(1)	2,473	69,491

Live Nation Entertainment, Inc.(1)	20,744	2,482,849

NetEase, Inc. ADR	510	51,908

Netflix, Inc.(1)	234,410	141,217,960

ROBLOX Corp., Class A(1)	905,777	93,439,955

Roku, Inc., Class A(1)	26,288	5,998,922

Spotify Technology S.A.(1)	92,198	21,577,098

Walt Disney Co. (The)(1)	3,420,691	529,830,829

Zynga, Inc., Class A(1)	193,100	1,235,840

		$832,298,471

Equity Real Estate Investment Trusts (REITs) — 0.2%

American Homes 4 Rent, Class A	166,000	$7,239,260

American Tower Corp.	61,668	18,037,890

American Tower Corp.(3)	33,660	9,842,842

AvalonBay Communities, Inc.	7,000	1,768,130

Boston Properties, Inc.	60	6,911

Equinix, Inc.	823	696,126

Extra Space Storage, Inc.	1,800	408,114

Federal Realty Investment Trust	1,300	177,216

Host Hotels & Resorts, Inc.(1)	528,986	9,199,067

Mid-America Apartment Communities, Inc.	457	104,854

Prologis, Inc.	40,593	6,834,237

Public Storage	8,114	3,039,180

Realty Income Corp.	100,779	7,214,769

Regency Centers Corp.	405	30,517

SBA Communications Corp.	3,000	1,167,060

Simon Property Group, Inc.	25,563	4,084,200

Sun Communities, Inc.	10,148	2,130,776

		$71,981,149

Food & Staples Retailing — 1.7%

Costco Wholesale Corp.	950,204	$539,430,811

Kroger Co. (The)	154,886	7,010,140

Sprouts Farmers Market, Inc.(1)	735,411	21,826,999

30	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Food & Staples Retailing (continued)

Sysco Corp.	644,457	$50,622,097

Walgreens Boots Alliance, Inc.	439,211	22,909,246

Walmart, Inc.	52,716	7,627,478

		$649,426,771

Food Products — 1.2%

Archer-Daniels-Midland Co.	137,778	$9,312,415

Campbell Soup Co.	748,065	32,510,905

Conagra Brands, Inc.	665,690	22,733,313

Flowers Foods, Inc.	586,273	16,104,919

General Mills, Inc.	170,898	11,515,107

Hain Celestial Group, Inc. (The)(1)	17,240	734,596

Hershey Co. (The)	219,063	42,382,119

Hormel Foods Corp.	366,066	17,867,681

J&J Snack Foods Corp.	33,410	5,277,444

JM Smucker Co. (The)	21,346	2,899,214

Kellogg Co.	72,821	4,691,129

Kraft Heinz Co. (The)	106,315	3,816,709

Lamb Weston Holdings, Inc.	126,408	8,011,739

McCormick & Co., Inc., Non Voting Shares	168,759	16,303,807

Mondelez International, Inc., Class A	1,216,167	80,644,034

Nestle S.A.	1,118,348	156,140,715

Tyson Foods, Inc., Class A	27,528	2,399,340

		$433,345,186

Health Care Equipment & Supplies — 3.0%

Abbott Laboratories	1,994,942	$280,768,137

ABIOMED, Inc.(1)	109,299	39,256,922

Alcon, Inc.	22,924	1,997,139

Align Technology, Inc.(1)	18,703	12,291,238

Avanos Medical, Inc.(1)	542	18,791

Baxter International, Inc.	39,578	3,397,376

Becton, Dickinson and Co.	148,704	37,396,082

Boston Scientific Corp.(1)	480,643	20,417,715

DexCom, Inc.(1)	129,517	69,544,153

Edwards Lifesciences Corp.(1)	31,569	4,089,764

IDEXX Laboratories, Inc.(1)	17,216	11,336,047

Inari Medical, Inc.(1)	488,894	44,621,355

Inari Medical, Inc.(1)(3)	22,222	2,026,884

Insulet Corp.(1)	10,198	2,713,382

Integra LifeSciences Holdings Corp.(1)	2,225,898	149,112,907

Integra LifeSciences Holdings Corp.(1)(3)	730,000	48,902,700

Intuitive Surgical, Inc.(1)	527,025	189,360,082

Medtronic PLC	546,016	56,485,355

Penumbra, Inc.(1)	93,193	26,776,213

Security	Shares	Value

Health Care Equipment & Supplies (continued)

ResMed, Inc.	21,670	$5,644,602

Smith & Nephew PLC ADR	5,500	190,410

Stryker Corp.	342,034	91,466,732

Teleflex, Inc.	14,475	4,754,748

Zimmer Biomet Holdings, Inc.	152,838	19,416,539

		$1,121,985,273

Health Care Providers & Services — 2.2%

Acadia Healthcare Co., Inc.(1)	32,000	$1,942,400

Anthem, Inc.	145,784	67,576,715

Cardinal Health, Inc.	29,103	1,498,514

Centene Corp.(1)	171,673	14,145,855

Cigna Corp.	48,359	11,104,677

Covetrus, Inc.(1)	10,511	209,905

CVS Health Corp.	1,324,592	136,644,911

DaVita, Inc.(1)	157,055	17,866,577

Ensign Group, Inc. (The)	51,487	4,322,849

Guardant Health, Inc.(1)	145,805	14,583,416

HCA Healthcare, Inc.	210,352	54,043,636

Henry Schein, Inc.(1)	26,348	2,042,760

Humana, Inc.	2,441	1,132,282

Laboratory Corp. of America Holdings(1)	745	234,086

McKesson Corp.	150,389	37,382,194

Molina Healthcare, Inc.(1)	18,585	5,911,517

Oak Street Health, Inc.(1)	744,379	24,668,720

Progyny, Inc.(1)	15,525	781,684

Tenet Healthcare Corp.(1)	2,363	193,033

UnitedHealth Group, Inc.	823,006	413,264,233

		$809,549,964

Health Care Technology — 0.1%

Cerner Corp.	19,478	$1,808,922

Teladoc Health, Inc.(1)	100,320	9,211,382

Veeva Systems, Inc., Class A(1)	32,508	8,305,144

		$19,325,448

Hotels, Restaurants & Leisure — 3.4%

Airbnb, Inc., Class A(1)	236,236	$39,330,932

Aramark	148,020	5,454,537

Booking Holdings, Inc.(1)	52,611	126,225,889

Carnival Corp.(1)	22,069	444,028

Chipotle Mexican Grill, Inc.(1)	120,458	210,590,698

Choice Hotels International, Inc.	49,631	7,741,940

Darden Restaurants, Inc.	77,690	11,703,222

Domino’s Pizza, Inc.	2,815	1,588,589

31	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)

DraftKings, Inc., Class A(1)	550	$15,108

Expedia Group, Inc.(1)	88,204	15,940,227

Hilton Worldwide Holdings, Inc.(1)	106,201	16,566,294

Hyatt Hotels Corp., Class A(1)	1,353,442	129,795,088

Marriott International, Inc., Class A(1)	1,444,527	238,693,641

McDonald’s Corp.	114,782	30,769,611

MGM Resorts International	892,202	40,042,026

Penn National Gaming, Inc.(1)	30,956	1,605,069

Royal Caribbean Cruises, Ltd.(1)	1,900	146,110

Starbucks Corp.	2,552,969	298,620,784

Texas Roadhouse, Inc.	417,127	37,241,099

Trip.com Group, Ltd. ADR(1)	5,200	128,024

Yum China Holdings, Inc.	368,379	18,360,009

Yum! Brands, Inc.	150,394	20,883,711

		$1,251,886,636

Household Durables — 0.2%

D.R. Horton, Inc.	43,075	$4,671,484

Helen of Troy, Ltd.(1)	645	157,683

Leggett & Platt, Inc.	94,579	3,892,872

Lennar Corp., Class A	48,693	5,656,179

Lennar Corp., Class B	21	2,008

Mohawk Industries, Inc.(1)	20,864	3,801,003

Newell Brands, Inc.	123,465	2,696,476

NVR, Inc.(1)	1,822	10,765,961

PulteGroup, Inc.	222,055	12,692,664

Tempur Sealy International, Inc.	540,100	25,400,903

Toll Brothers, Inc.	4,378	316,923

Whirlpool Corp.	1,646	386,250

		$70,440,406

Household Products — 1.7%

Church & Dwight Co., Inc.	197,268	$20,219,970

Clorox Co. (The)	20,683	3,606,288

Colgate-Palmolive Co.	2,828,981	241,425,238

Energizer Holdings, Inc.	10,496	420,890

Kimberly-Clark Corp.	108,792	15,548,553

Procter & Gamble Co. (The)	2,215,920	362,480,193

		$643,701,132

Independent Power and Renewable Electricity Producers — 0.0%(2)

AES Corp. (The)	1,730	$42,039

		$42,039

Security	Shares	Value

Industrial Conglomerates — 0.8%

3M Co.	778,183	$138,228,647

General Electric Co.	723,424	68,341,865

Honeywell International, Inc.	380,467	79,331,174

Roper Technologies, Inc.	27,342	13,448,436

		$299,350,122

Insurance — 1.3%

Aegon NV ADR	5	$25

Aflac, Inc.	884,450	51,643,035

Alleghany Corp.(1)	3,985	2,660,346

Allstate Corp. (The)	20,953	2,465,120

American International Group, Inc.	139,041	7,905,871

Aon PLC, Class A	177,916	53,474,433

Arch Capital Group, Ltd.(1)	286,437	12,732,125

Arthur J. Gallagher & Co.	534,111	90,622,613

Assurant, Inc.	13,599	2,119,540

Athene Holding, Ltd., Class A(1)	25,944	2,161,914

Brighthouse Financial, Inc.(1)	936	48,485

Brookfield Asset Management Reinsurance Partners, Ltd., Class A	1,615	101,147

Brown & Brown, Inc.	407	28,604

Chubb, Ltd.	51,587	9,972,283

Cincinnati Financial Corp.	74,325	8,467,847

Fidelity National Financial, Inc.	57,654	3,008,386

First American Financial Corp.	1,227	95,988

Globe Life, Inc.	50,917	4,771,941

Hartford Financial Services Group, Inc.	218,598	15,092,006

Lincoln National Corp.	8,488	579,391

Markel Corp.(1)	23,895	29,486,430

Marsh & McLennan Cos., Inc.	238,091	41,384,978

MetLife, Inc.	18,779	1,173,500

Old Republic International Corp.	57,300	1,408,434

Principal Financial Group, Inc.	12,517	905,355

Progressive Corp. (The)	983,264	100,932,050

Prudential Financial, Inc.	22,159	2,398,490

Reinsurance Group of America, Inc.	6,425	703,473

Travelers Cos., Inc. (The)	147,497	23,072,956

Trisura Group, Ltd.(1)	496	18,645

W.R. Berkley Corp.	29,250	2,409,907

Willis Towers Watson PLC	70	16,624

		$471,861,942

Interactive Media & Services — 8.9%

Alphabet, Inc., Class A(1)	316,180	$915,986,107

Alphabet, Inc., Class C(1)	423,094	1,224,260,567

Baidu, Inc. ADR(1)	140,152	20,853,216

32	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Interactive Media & Services (continued)

CarGurus, Inc.(1)	37,803	$1,271,693

Cars.com, Inc.(1)	400	6,436

IAC/InterActiveCorp.(1)	13,536	1,769,291

Match Group, Inc.(1)	527,012	69,697,337

Meta Platforms, Inc., Class A(1)	2,785,827	937,012,911

Pinterest, Inc., Class A(1)	2,540,426	92,344,485

Snap, Inc., Class A(1)	159,924	7,521,226

Snap, Inc., Class A(1)(3)	469,399	22,075,835

Twitter, Inc.(1)	116,913	5,052,980

Vimeo, Inc.(1)	97,055	1,743,108

Yelp, Inc.(1)	149,508	5,418,170

ZipRecruiter, Inc., Class A(1)	270,000	6,733,800

		$3,311,747,162

Internet & Direct Marketing Retail — 4.1%

Alibaba Group Holding, Ltd. ADR(1)	370,229	$43,979,503

Altaba, Inc.(5)	114,070	679,287

Amazon.com, Inc.(1)	423,484	1,412,039,641

DoorDash, Inc., Class A(1)	133,033	19,808,614

eBay, Inc.	330,295	21,964,617

Etsy, Inc.(1)	3,725	815,551

Qurate Retail, Inc., Series A	99,802	758,495

Wayfair, Inc., Class A(1)	66,699	12,670,809

		$1,512,716,517

IT Services — 4.6%

Accenture PLC, Class A	1,056,535	$437,986,584

Affirm Holdings, Inc.(1)	379,636	38,176,196

Akamai Technologies, Inc.(1)	257,635	30,153,600

Alliance Data Systems Corp.	686	45,667

Amdocs, Ltd.	43,944	3,288,769

Automatic Data Processing, Inc.	309,479	76,311,332

Block, Inc., Class A(1)	434,159	70,121,020

Broadridge Financial Solutions, Inc.	108,127	19,767,778

CGI, Inc.(1)	200	17,700

Cognizant Technology Solutions Corp., Class A	25,858	2,294,122

Fidelity National Information Services, Inc.	18,757	2,047,327

Fiserv, Inc.(1)	663,315	68,845,464

Gartner, Inc.(1)	7,866	2,629,761

Global Payments, Inc.	46,403	6,272,758

International Business Machines Corp.	630,915	84,328,099

Jack Henry & Associates, Inc.	20,956	3,499,442

Kyndryl Holdings, Inc.(1)	96,088	1,739,193

Mastercard, Inc., Class A	205,166	73,720,247

Okta, Inc.(1)	319,829	71,696,067

Security	Shares	Value

IT Services (continued)

Paychex, Inc.	45,650	$6,231,225

PayPal Holdings, Inc.(1)	1,119,622	211,138,317

Sabre Corp.(1)	157,290	1,351,121

Shopify, Inc., Class A(1)	12,524	17,250,432

Snowflake, Inc., Class A(1)	125,608	42,549,710

Twilio, Inc., Class A(1)	555,411	146,261,933

VeriSign, Inc.(1)	5,954	1,511,244

Visa, Inc., Class A	1,405,256	304,533,028

Visa, Inc., Class A(3)	29,956	6,491,765

Western Union Co. (The)	21,882	390,375

		$1,730,650,276

Leisure Products — 0.1%

Callaway Golf Co.(1)	1,165,163	$31,972,073

Hasbro, Inc.	8,235	838,158

Mattel, Inc.(1)	3,941	84,968

Polaris, Inc.	79,672	8,756,750

		$41,651,949

Life Sciences Tools & Services — 1.1%

10X Genomics, Inc., Class A(1)	527,021	$78,505,048

Agilent Technologies, Inc.	681,845	108,856,554

Avantor, Inc.(1)	120,000	5,056,800

Bio-Rad Laboratories, Inc., Class A(1)	52	39,290

Charles River Laboratories International, Inc.(1)	239	90,050

Danaher Corp.	208,596	68,630,170

Illumina, Inc.(1)	96,152	36,580,067

IQVIA Holdings, Inc.(1)	66,687	18,815,070

Mettler-Toledo International, Inc.(1)	1,000	1,697,210

NeoGenomics, Inc.(1)	197,625	6,742,965

PerkinElmer, Inc.	182,718	36,737,281

Thermo Fisher Scientific, Inc.	60,591	40,428,739

Waters Corp.(1)	730	271,998

West Pharmaceutical Services, Inc.	11,186	5,246,346

		$407,697,588

Machinery — 1.8%

Caterpillar, Inc.	392,751	$81,197,342

Caterpillar, Inc.(3)	6,950	1,436,843

Cummins, Inc.	1,688	368,220

Daimler Truck Holding AG ADR(1)	18,000	324,000

Deere & Co.	221,013	75,783,148

Donaldson Co., Inc.	184,029	10,905,559

Dover Corp.	385,587	70,022,599

Fortive Corp.	33,376	2,546,255

33	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Machinery (continued)

Illinois Tool Works, Inc.	1,283,606	$316,793,961

Ingersoll Rand, Inc.	171,492	10,610,210

Lincoln Electric Holdings, Inc.	53,660	7,483,960

Manitowoc Co., Inc. (The)(1)	11,435	212,577

Middleby Corp.(1)	2,000	393,520

Otis Worldwide Corp.	435,365	37,907,231

PACCAR, Inc.	186,094	16,424,656

Parker-Hannifin Corp.	25,759	8,194,453

Pentair PLC	75	5,477

Snap-on, Inc.	29,674	6,391,186

Stanley Black & Decker, Inc.	288	54,323

Trinity Industries, Inc.	11,100	335,220

Westinghouse Air Brake Technologies Corp.	14,127	1,301,238

Xylem, Inc.	112,897	13,538,608

		$662,230,586

Media — 0.3%

Comcast Corp., Class A	1,286,665	$64,757,850

Discovery, Inc., Class A(1)	97,615	2,297,857

Discovery, Inc., Class C(1)	255,207	5,844,240

Fox Corp., Class A	50,412	1,860,203

Interpublic Group of Cos., Inc. (The)	976	36,551

Liberty Broadband Corp., Series A(1)	1	161

Liberty Broadband Corp., Series C(1)	1	161

Loyalty Ventures, Inc.(1)	274	8,239

News Corp., Class A	32,024	714,455

Omnicom Group, Inc.	16,403	1,201,848

Sirius XM Holdings, Inc.	53,280	338,328

TEGNA, Inc.	1,201	22,291

ViacomCBS, Inc., Class B	612,221	18,476,830

		$95,559,014

Metals & Mining — 0.1%

Alcoa Corp.	159	$9,473

Arconic Corp.(1)	1	33

Cleveland-Cliffs, Inc.(1)	278,121	6,054,694

Freeport-McMoRan, Inc.	97,788	4,080,693

Glencore PLC	598,405	3,049,040

Newmont Corp.	103	6,388

Nucor Corp.	242,095	27,635,144

Steel Dynamics, Inc.	232,124	14,407,937

		$55,243,402

Multi-Utilities — 0.4%

Consolidated Edison, Inc.	524,468	$44,747,610

Security	Shares	Value

Multi-Utilities (continued)

Dominion Energy, Inc.	896,671	$70,442,474

DTE Energy Co.	77,124	9,219,403

NiSource, Inc.	828	22,861

Public Service Enterprise Group, Inc.	500	33,365

Sempra Energy	66,344	8,775,984

WEC Energy Group, Inc.	15,006	1,456,632

		$134,698,329

Multiline Retail — 0.1%

Dollar General Corp.	347	$81,833

Dollar Tree, Inc.(1)	147,240	20,690,165

Nordstrom, Inc.(1)	3,192	72,203

Target Corp.	44,039	10,192,386

		$31,036,587

Oil, Gas & Consumable Fuels — 1.6%

Antero Resources Corp.(1)	1,341,986	$23,484,755

Cheniere Energy, Inc.	632,186	64,116,304

Chevron Corp.	1,038,706	121,892,149

ConocoPhillips	385,186	27,802,725

Devon Energy Corp.	33,163	1,460,830

Diamondback Energy, Inc.	28,916	3,118,591

DT Midstream, Inc(1)	38,562	1,850,205

Enbridge, Inc.	4,983	194,736

EOG Resources, Inc.	1,022,314	90,812,153

EQT Corp.(1)	180,474	3,936,138

Equitrans Midstream Corp.	144,379	1,492,879

Exxon Mobil Corp.	3,497,980	214,041,396

Hess Corp.	53,310	3,946,539

HollyFrontier Corp.	9,171	300,625

Kinder Morgan, Inc.	112,401	1,782,680

Magnolia Oil & Gas Corp., Class A	245,547	4,633,472

Marathon Oil Corp.	8,775	144,086

Marathon Petroleum Corp.	193,112	12,357,237

Murphy Oil Corp.	65,112	1,700,074

Occidental Petroleum Corp.	39,361	1,141,075

Phillips 66	202,729	14,689,743

Pioneer Natural Resources Co.	28,342	5,154,843

Range Resources Corp.(1)	664,831	11,853,937

Royal Dutch Shell PLC, Class A ADR	100	4,340

Southwestern Energy Co.(1)	399	1,859

Valero Energy Corp.	15,809	1,187,414

Williams Cos., Inc. (The)	20,025	521,451

		$613,622,236

34	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Paper & Forest Products — 0.0%(2)

Sylvamo Corp.(1)	3,229	$90,057

		$90,057

Personal Products — 0.1%

Estee Lauder Cos., Inc. (The), Class A	116,273	$43,044,264

Unilever PLC ADR	70,897	3,813,550

		$46,857,814

Pharmaceuticals — 4.3%

AstraZeneca PLC ADR	1,319,364	$76,852,953

Bausch Health Cos., Inc.(1)	4,389	121,180

Bristol-Myers Squibb Co.	2,388,750	148,938,563

Catalent, Inc.(1)	45,943	5,882,082

Eli Lilly & Co.	2,207,396	609,726,923

GlaxoSmithKline PLC ADR	11,863	523,158

Johnson & Johnson	2,632,391	450,323,128

Mallinckrodt PLC(1)	6	1

Merck & Co., Inc.	1,685,925	129,209,292

Novartis AG ADR	145,139	12,695,308

Novo Nordisk A/S ADR	56,211	6,295,632

Organon & Co.	165,641	5,043,768

Pfizer, Inc.	2,331,176	137,655,943

Reata Pharmaceuticals, Inc., Class A(1)	4,694	123,781

Roche Holding AG ADR	35,808	1,850,916

Sanofi ADR	6,100	305,610

Takeda Pharmaceutical Co., Ltd. ADR	31,905	434,865

Teva Pharmaceutical Industries, Ltd. ADR(1)	5,106	40,899

Viatris, Inc.	141,733	1,917,648

Zoetis, Inc.	12,114	2,956,179

Zoetis, Inc.(3)	54,359	13,265,227

		$1,604,163,056

Professional Services — 0.3%

ASGN, Inc.(1)	284,823	$35,147,158

Booz Allen Hamilton Holding Corp., Class A	102,820	8,718,108

CACI International, Inc., Class A(1)	13,584	3,656,949

CACI International, Inc., Class A(1)(3)	6,200	1,669,102

Equifax, Inc.	8,854	2,592,363

IHS Markit, Ltd.	423	56,225

Jacobs Engineering Group, Inc.	85,615	11,920,176

Nielsen Holdings PLC	48,977	1,004,518

Thomson Reuters Corp.	181,943	21,764,022

Verisk Analytics, Inc.	109,365	25,015,057

		$111,543,678

Security	Shares	Value

Real Estate Management & Development — 0.0%(2)

Zillow Group, Inc., Class A(1)	10,638	$661,896

Zillow Group, Inc., Class C(1)	21,276	1,358,473

		$2,020,369

Road & Rail — 1.5%

Canadian National Railway Co.	126,084	$15,490,680

Canadian Pacific Railway, Ltd.	23,341	1,679,152

CSX Corp.	2,219,677	83,459,855

J.B. Hunt Transport Services, Inc.	10,348	2,115,131

Lyft, Inc., Class A(1)	160,326	6,850,730

Norfolk Southern Corp.	355,378	105,799,584

Norfolk Southern Corp.(3)	3,953	1,176,553

Uber Technologies, Inc.(1)	3,699,519	155,120,832

Union Pacific Corp.	666,789	167,984,153

XPO Logistics, Inc.(1)	67,458	5,223,273

		$544,899,943

Semiconductors & Semiconductor Equipment — 6.6%

Advanced Micro Devices, Inc.(1)	28,340	$4,078,126

Analog Devices, Inc.	507,974	89,286,590

Applied Materials, Inc.	281,446	44,288,342

ASML Holding NV - NY Shares	12,572	10,009,072

Broadcom, Inc.	118,151	78,618,857

Cirrus Logic, Inc.(1)	50,300	4,628,606

Enphase Energy, Inc.(1)	54,000	9,878,760

Intel Corp.	6,527,892	336,186,438

KLA Corp.	225	96,775

Lam Research Corp.	82,758	59,515,416

Marvell Technology, Inc.	95,691	8,372,005

Microchip Technology, Inc.	1,114,568	97,034,290

Micron Technology, Inc.	386,114	35,966,519

NVIDIA Corp.	2,578,252	758,289,696

NXP Semiconductors NV	14,754	3,360,666

Qorvo, Inc.(1)	13,586	2,124,714

QUALCOMM, Inc.	4,029,980	736,962,443

Silicon Laboratories, Inc.(1)	67,435	13,919,933

Skyworks Solutions, Inc.	1,000	155,140

Teradyne, Inc.	1,200	196,236

Texas Instruments, Inc.	956,878	180,342,797

Xilinx, Inc.	15,758	3,341,169

		$2,476,652,590

Software — 9.4%

Adobe, Inc.(1)	418,351	$237,230,118

ANSYS, Inc.(1)	154,179	61,844,281

35	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Software (continued)

Autodesk, Inc.(1)	32,168	$9,045,320

Box, Inc., Class A(1)	106,049	2,777,423

Cadence Design Systems, Inc.(1)	770,051	143,499,004

CDK Global, Inc.	3	125

Check Point Software Technologies, Ltd.(1)	151,951	17,711,409

Citrix Systems, Inc.	11,798	1,115,973

Coupa Software, Inc.(1)	54,504	8,614,357

Crowdstrike Holdings, Inc., Class A(1)	433,003	88,657,364

DocuSign, Inc.(1)	1,154,180	175,793,156

Dropbox, Inc., Class A(1)	3,191,403	78,317,030

Envestnet, Inc.(1)	87,353	6,930,587

Fortinet, Inc.(1)	27,508	9,886,375

Guidewire Software, Inc.(1)	67,562	7,670,314

Intuit, Inc.	122,656	78,894,792

Mandiant, Inc.(1)	331,973	5,822,806

Manhattan Associates, Inc.(1)	77,673	12,077,375

Microsoft Corp.	4,582,928	1,541,330,345

Mimecast, Ltd.(1)	34,653	2,757,339

nCino, Inc.(1)	25,000	1,371,500

NCR Corp.(1)	190	7,638

NortonLifeLock, Inc.	121,379	3,153,426

Nuance Communications, Inc.(1)	7,432	411,138

Nutanix, Inc., Class A(1)	18,402	586,288

Olo, Inc., Class A(1)	44,151	918,782

Oracle Corp.	435,440	37,974,722

Palantir Technologies, Inc., Class A(1)	3,121,678	56,845,756

Palo Alto Networks, Inc.(1)	281,650	156,811,454

Paycom Software, Inc.(1)	552,844	229,535,300

RingCentral, Inc., Class A(1)	18,835	3,528,737

salesforce.com, inc.(1)	330,987	84,113,726

SAP SE ADR	2,796	391,748

ServiceNow, Inc.(1)	213,695	138,711,562

Smartsheet, Inc., Class A(1)	227,811	17,643,962

Splunk, Inc.(1)	412,415	47,724,664

Synopsys, Inc.(1)	34,898	12,859,913

Teradata Corp.(1)	318	13,506

Tyler Technologies, Inc.(1)	232,333	124,983,537

VMware, Inc., Class A	9,304	1,078,148

Workday, Inc., Class A(1)	241,399	65,945,379

Zscaler, Inc.(1)	80,881	25,989,492

Zscaler, Inc.(1)(3)	10,000	3,213,300

		$3,503,789,171

Specialty Retail — 2.5%

Advance Auto Parts, Inc.	16,346	$3,921,078

AutoNation, Inc.(1)	18,044	2,108,441

Security	Shares	Value

Specialty Retail (continued)

AutoZone, Inc.(1)	2,520	$5,282,903

Bath & Body Works, Inc.	265,335	18,517,730

Bed Bath & Beyond, Inc.(1)	22,000	320,760

Best Buy Co., Inc.	343,446	34,894,114

Burlington Stores, Inc.(1)	22,163	6,460,736

CarMax, Inc.(1)	25,710	3,348,213

Dick’s Sporting Goods, Inc.	72,500	8,336,775

Gap, Inc. (The)	75,000	1,323,750

Home Depot, Inc. (The)	130,084	53,986,161

Lithia Motors, Inc., Class A	80	23,756

Lowe’s Cos., Inc.	1,151,783	297,712,870

O’Reilly Automotive, Inc.(1)	191,239	135,058,719

O’Reilly Automotive, Inc.(1)(3)	59,492	42,015,035

Ross Stores, Inc.	602,153	68,814,045

Signet Jewelers, Ltd.	65,986	5,742,762

TJX Cos., Inc. (The)	1,697,061	128,840,871

Tractor Supply Co.	248,742	59,349,841

Ulta Beauty, Inc.(1)	96,964	39,982,136

Victoria’s Secret & Co.(1)	88,445	4,912,235

		$920,952,931

Technology Hardware, Storage & Peripherals — 6.3%

Apple, Inc.	12,883,258	$2,287,680,123

Dell Technologies, Inc., Class C(1)	20,826	1,169,796

Hewlett Packard Enterprise Co.	392,470	6,189,252

Logitech International S.A.	2,406	198,447

NetApp, Inc.	78,200	7,193,618

Pure Storage, Inc., Class A(1)	1,300,000	42,315,000

		$2,344,746,236

Textiles, Apparel & Luxury Goods — 1.4%

Columbia Sportswear Co.(3)	19,096	$1,860,668

Hanesbrands, Inc.	221,909	3,710,318

Kontoor Brands, Inc.	37,542	1,924,028

Levi Strauss & Co., Class A	168,000	4,205,040

Lululemon Athletica, Inc.(1)	4,378	1,713,768

NIKE, Inc., Class B	2,950,365	491,737,335

PVH Corp.	16	1,706

Skechers USA, Inc., Class A(1)	100,000	4,340,000

Skechers USA, Inc., Class A(1)(3)	45,345	1,967,973

Skechers USA, Inc., Class A(1)(3)	50,000	2,169,349

Tapestry, Inc.	522	21,193

Under Armour, Inc., Class C(1)	500	9,020

VF Corp.	312,353	22,870,487

		$536,530,885

36	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Thrifts & Mortgage Finance — 0.0%(2)

Essent Group, Ltd.	96,312	$4,385,085

		$4,385,085

Tobacco — 0.4%

Altria Group, Inc.	941,542	$44,619,676

British American Tobacco PLC ADR	3	112

Philip Morris International, Inc.	1,197,162	113,730,390

		$158,350,178

Trading Companies & Distributors — 0.4%

Fastenal Co.	2,049,875	$131,314,993

NOW, Inc.(1)	944	8,062

United Rentals, Inc.(1)	6,508	2,162,543

W.W. Grainger, Inc.	9,830	5,094,299

		$138,579,897

Water Utilities — 0.0%(2)

American Water Works Co., Inc.	23,388	$4,417,058

Essential Utilities, Inc.	500	26,845

		$4,443,903

Wireless Telecommunication Services — 0.0%(2)

America Movil SAB de CV, Series L ADR	15,204	$320,956

Rogers Communications, Inc., Class B	750	35,723

Vodafone Group PLC ADR	5	75

		$356,754

Total Common Stocks (identified cost $16,214,717,750)		$37,207,864,289

Preferred Stocks — 0.0%(2)
Security	Shares	Value

Internet & Direct Marketing Retail — 0.0%(2)

Qurate Retail, Inc., Series A, 8.00%	2,994	$309,041

		$309,041

Total Preferred Stocks (identified cost $168,592)		$309,041

Warrants — 0.0%(2)
Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.0%(2)

Occidental Petroleum Corp., Exp. 8/3/27(1)	2,853	$35,976

		$35,976

Total Warrants (identified cost $14,122)		$35,976

Short-Term Investments — 0.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.08%(6)	97,105,888	$97,096,177

Total Short-Term Investments (identified cost $97,099,204)		$97,096,177

Total Investments — 100.0% (identified cost $16,311,999,668)		$37,305,305,483

Other Assets, Less Liabilities — 0.0%(2)		$7,304,976

Net Assets — 100.0%		$37,312,610,459

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

(3)	Restricted security (see Note 5).

(4)	Represents an investment in an issuer that is deemed to be an affiliate (see Note 7).

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2021.

Abbreviations:

ADR	–	American Depositary Receipt

37	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2021

Statement of Assets and Liabilities

Assets	December 31, 2021

Unaffiliated investments, at value (identified cost, $16,133,535,650)	$36,999,832,018

Affiliated investment, at value (identified cost, $178,464,018)	305,473,465

Foreign currency, at value (identified cost, $1,422)	1,403

Dividends receivable	14,967,508

Dividends receivable from affiliated investments	6,161

Receivable for investments sold	5,084,422

Tax reclaims receivable	1,309,125

Total assets	$37,326,674,102

Liabilities

Payable to affiliates:

Investment adviser fee	$12,598,032

Trustees’ fees	27,125

Accrued expenses	1,438,486

Total liabilities	$14,063,643

Commitments and contingencies (Note 9)

Net Assets applicable to investors’ interest in Portfolio	$37,312,610,459

38	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2021

Statement of Operations

Investment Income	Year Ended December 31, 2021

Dividends (net of foreign taxes, $3,651,489)	$360,567,868

Dividends from affiliated investments	4,271,424

Total investment income	$364,839,292

Expenses

Investment adviser fee	$133,920,753

Trustees’ fees and expenses	108,500

Custodian fee	3,994,356

Professional fees	537,932

Miscellaneous	809,819

Total expenses	$139,371,360

Net investment income	$225,467,932

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions(1)	$644,094,910

Investment transactions — affiliated investments(1)	30,461,341

Foreign currency transactions	(5,505)

Net realized gain	$674,550,746

Change in unrealized appreciation (depreciation) —

Investments	$6,231,454,265

Investments — affiliated investments	23,430,259

Foreign currency	(78,121)

Net change in unrealized appreciation (depreciation)	$6,254,806,403

Net realized and unrealized gain	$6,929,357,149

Net increase in net assets from operations	$7,154,825,081

(1)	Aggregate amount includes $660,542,211 of net realized gains from redemptions in-kind.

39	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2021

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$225,467,932	$242,011,047

Net realized gain	674,550,746	582,853,151

Net change in unrealized appreciation (depreciation)	6,254,806,403	4,456,295,637

Net increase in net assets from operations	$7,154,825,081	$5,281,159,835

Capital transactions —

Contributions	$3,616,316,912	$1,891,540,171

Withdrawals	(1,445,245,658)	(1,199,338,464)

Net increase in net assets from capital transactions	$2,171,071,254	$692,201,707

Net increase in net assets	$9,325,896,335	$5,973,361,542

Net Assets

At beginning of year	$27,986,714,124	$22,013,352,582

At end of year	$37,312,610,459	$27,986,714,124

40	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2021

Financial Highlights

	Year Ended December 31,
	2021	2020	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	0.43%	0.44%	0.45%	0.46%	0.46%

Net investment income	0.69%	1.07%	1.28%	1.25%	1.33%

Portfolio Turnover(1)	1%	1%	1%	1%	0	%(2)

Total Return	25.05%	23.42%	29.87%	(5.02)%	22.76%

Net assets, end of year (000’s omitted)	$37,312,610	$27,986,714	$22,013,353	$16,016,046	$16,224,690

(1)

Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The portfolio turnover of the Portfolio including in-kind contributions and distributions of securities was 4%, 6%, 6%, 6% and 5% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(2)	Amount is less than 0.5%.

41	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Portfolio

December 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2021, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 3.9%, 6.5%, 3.4%, and 0.7% respectively, in the Portfolio. In addition, an unregistered fund managed by the adviser to the Portfolio held an aggregate interest of 85.5% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange- traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

42

Eaton Vance

Tax-Managed Growth Portfolio

December 31, 2021

Notes to Financial Statements — continued

As of December 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate of the Portfolio’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.6250%

$500 million but less than $1 billion	0.5625%

$1 billion but less than $1.5 billion	0.5000%

$1.5 billion but less than $7 billion	0.4375%

$7 billion but less than $10 billion	0.4250%

$10 billion but less than $15 billion	0.4125%

$15 billion but less than $20 billion	0.4000%

$20 billion but less than $25 billion	0.3900%

$25 billion and over	0.3800%

For the year ended December 31, 2021, the Portfolio’s investment adviser fee amounted to $133,920,753 or 0.41% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Officers and Trustees of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $358,658,495 and $174,369,711, respectively, for the year ended December 31, 2021. In addition, investors contributed securities with an aggregate market value of $3,587,873,814 and investments having an aggregate market value of $1,248,236,341 were distributed in payment for capital withdrawals during the year ended December 31, 2021.

43

Eaton Vance

Tax-Managed Growth Portfolio

December 31, 2021

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,266,342,718

Gross unrealized appreciation	$33,075,111,768

Gross unrealized depreciation	(36,149,003)

Net unrealized appreciation	$33,038,962,765

5  Restricted Securities

At December 31, 2021, the Portfolio owned the following securities (representing 0.6% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Common Stocks	Date of Acquisition	Eligible for Resale	Shares	Cost	Value

American Tower Corp.	9/16/21	9/16/22	33,660	$10,000,268	$9,842,842

Arista Networks, Inc.	3/18/21	3/18/22	290,000	20,964,888	41,687,500

CACI International, Inc., Class A	6/17/21	6/17/22	6,200	1,636,477	1,669,102

Caterpillar, Inc.	3/18/21	3/18/22	6,950	1,622,835	1,436,843

Columbia Sportswear Co.	9/16/21	9/16/22	19,096	1,935,474	1,860,668

Exact Sciences Corp.	6/17/21	6/17/22	8,313	1,000,068	647,001

Inari Medical, Inc.	12/16/21	12/16/22	22,222	1,779,491	2,026,884

Integra LifeSciences Holdings Corp.	3/18/21	3/18/22	730,000	49,717,329	48,902,700

Littelfuse, Inc.	6/17/21	6/17/22	39,181	10,000,149	12,329,477

Norfolk Southern Corp.	9/16/21	9/16/22	3,953	982,303	1,176,553

O’Reilly Automotive, Inc.	6/17/21	6/17/22	59,492	31,782,975	42,015,035

Skechers USA, Inc., Class A	6/17/21	6/17/22	45,345	2,232,125	1,967,973

Skechers USA, Inc., Class A	9/16/21	9/16/22	50,000	2,269,138	2,169,349

Snap, Inc., Class A	3/18/21	3/18/22	469,399	30,000,055	22,075,835

Trimble, Inc.	9/16/21	9/16/22	183,372	16,843,461	15,982,881

Visa, Inc., Class A	3/18/21	3/18/22	29,956	6,676,445	6,491,765

Zoetis, Inc.	6/17/21	6/17/22	54,359	10,000,029	13,265,227

Zscaler, Inc.	6/17/21	6/17/22	10,000	2,121,320	3,213,300

Total Restricted Securities				$201,564,830	$228,760,935

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an upfront fee and arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2021.

44

Eaton Vance

Tax-Managed Growth Portfolio

December 31, 2021

Notes to Financial Statements — continued

7  Investments in Affiliated Issuers and Funds

At December 31, 2021, the value of the Portfolio’s investment in affiliated issuers and funds was $305,473,465 which represents 0.8% of the Portfolio’s net assets. Transactions in affiliated issuers and funds by the Portfolio for the year ended December 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/ Units, end of period

Common Stocks

Morgan Stanley(1)	$—	$—	$(51,281,956)	$30,467,722	$23,433,286	$208,377,288	$4,133,964	2,122,833

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	202,615,051	499,455,510	(604,964,976)	(6,381)	(3,027)	97,096,177	137,460	97,105,888

				$30,461,341	$23,430,259	$305,473,465	$4,271,424

(1)	Affiliated issuer as of March 1, 2021.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks

Communication Services	$4,302,843,873	$—		$—	$4,302,843,873

Consumer Discretionary	4,789,720,652	4,030,017		679,287	4,794,429,956

Consumer Staples	2,468,774,739	156,140,715		—	2,624,915,454

Energy	646,880,048	—		—	646,880,048

Financials	4,918,027,032	15,276,424		—	4,933,303,456

Health Care	4,738,204,368	2,026,884		—	4,740,231,252

Industrials	3,112,353,046	1,176,553		—	3,113,529,599

Information Technology	11,092,715,359	15,982,881		—	11,108,698,240

Materials	527,530,201	3,049,040		—	530,579,241

Real Estate	64,158,676	9,842,842		—	74,001,518

Utilities	338,451,652	—		—	338,451,652

Total Common Stocks	$36,999,659,646	$207,525,356	**	$679,287	$37,207,864,289

Preferred Stocks	$309,041	$—		$—	$309,041

Warrants	35,976	—		—	35,976

Short-Term Investments	—	97,096,177		—	97,096,177

Total Investments	$37,000,004,663	$304,621,533		$679,287	$37,305,305,483

45

Eaton Vance

Tax-Managed Growth Portfolio

December 31, 2021

Notes to Financial Statements — continued

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2021 is not presented.

9  Legal Proceedings

In November 2010, the Portfolio was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (UCC) of the Tribune Company v. FitzSimons, et al. (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC, which was replaced by a Litigation Trustee pursuant to Tribune’s plan of reorganization, seeks to recover payments of the proceeds of the LBO. The FitzSimons action is part of a multi-district litigation proceeding in the Southern District of New York. The FitzSimons action was dismissed by the District Court in January 2017, and the Second Circuit Court of Appeals affirmed the dismissal of the FitzSimons action in August 2021. In January 2022, the Litigation Trustee conceded that the Second Circuit Court of Appeals dismissal as to the Portfolio stands.

In June 2011, a group of Tribune creditors also filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the LBO (the “SLFC actions”). The Portfolio was named as a defendant in one of the SLFC actions filed in United States District Court — District of Massachusetts by Deutsche Bank Trust Co. Americas, which sought to recover the proceeds received in connection with the LBO from former shareholders. The SLFC actions were also part of the multi-district litigation proceeding in the Southern District of New York. The SLFC actions were dismissed by the District Court in September 2013, and the Second Circuit Court of Appeals affirmed the dismissal of the SLFC actions in December 2019. The Supreme Court of the United States denied the plaintiff-appellants Writ of Certiorari petition in April 2021.

The attorneys’ fees and costs related to the FitzSimons action and the SLFC actions have been expensed by the Portfolio as incurred.

10  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

46

Tax-Managed Growth Portfolio

December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

47

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust and the Portfolio’s affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s and the Portfolio’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund or Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund or Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 funds (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and the Portfolio, and his former position with EVC, which was an affiliate of the Trust and the Portfolio prior to March 1, 2021.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

48

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	Since 2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships. None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships. None.

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	Since 2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of CRM.

49

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

The SAI for the Fund includes additional information about the Trustees and officers of the Trust and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

50

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust and the Portfolio’s affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s and the Portfolio’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund or Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund or Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 funds (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and the Portfolio, and his former position with EVC, which was an affiliate of the Trust and the Portfolio prior to March 1, 2021.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

51

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	Since 2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships. None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships. None.

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	Since 2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of CRM.

52

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

The SAI for the Fund includes additional information about the Trustees and officers of the Trust and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

53

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

54

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

55

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

56

Investment Adviser of Tax-Managed Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4966    12.31.21

Parametric

Commodity Strategy Fund

Annual Report

December 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser and Parametric Portfolio Associates LLC (Parametric), the sub-adviser to the Fund, are registered with the CFTC as commodity pool operators and commodity trading advisors. As the “commodity pool operator” of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report December 31, 2021

Parametric

Commodity Strategy Fund

Parametric

Commodity Strategy Fund

December 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The commodity asset class advanced in 2021 against a backdrop of global economic recovery from the COVID-19 pandemic and rising inflation. For the 12-month period ended December 31, 2021, the Bloomberg Commodity Index Total Return (the Index) returned 27.11%. Broad gains across energy, industrial metals, and agriculture commodities more than offset moderate weakness in the precious metals sector during the period.

The partial resumption of travel and the reopening of businesses in 2021 were powerful catalysts that fueled price growth within the energy complex. With Organization of the Petroleum Exporting Countries Plus (OPEC+) member nations only gradually returning supply of crude oil to the market, global inventories declined, which helped sustain a furious rally in prices. Natural gas prices also rose significantly, while exhibiting the highest volatility of any commodity during the period as supply shortages in Europe and Asia came up against a winter demand surge.

Similarly, industrial metals collectively advanced during the period. Copper, nickel, zinc, aluminum, and lead — all essential for the clean energy transition — burst through decade highs as demand from electric vehicle battery and renewable energy technology manufacturing provided a tailwind. On the other hand, precious metals struggled to advance amid a strengthening U.S. dollar. Gold, in particular, often touted as a hedge against rising prices, failed to capitalize despite rising inflation during the period.

Agriculture was a strong performer in light of rising freight costs, dwindling supplies, and an energy crunch that pushed food prices close to record highs. Wheat and corn provided double-digit returns during the period as drought conditions in key growing regions of the U.S. and Brazil drove prices higher. In addition, severe weather in Brazil, the world’s largest arabica bean supplier, decimated coffee plantations and contributed to a 64% surge in coffee prices during the period.

Fund Performance

For the 12-month period ended December 31, 2021, Parametric Commodity Strategy Fund (the Fund) returned 29.60% for Investor Class shares at net asset value (NAV), outperforming its benchmark, the Index, which returned 27.11%.

An underweight position in gold contributed to the Fund’s relative performance versus the Index during the period. Gold prices slid on a stronger U.S. dollar and the threat of a pullback in monetary stimulus by the world’s major central banks. The Fund’s overweight exposure to gasoline contributed to relative performance as strength in the crude oil market boosted downstream gasoline prices. The Fund’s inclusion of tin, an out-of-Index exposure, also contributed to performance relative to the Index during the period.

The main detractor from the Fund’s relative performance was its underweight position in crude oil. Crude oil prices continued to recover from the effects of the COVID-19 pandemic with loosened mobility restrictions and global economic growth driving petroleum demand higher during the period. An overweight exposure to silver also weighed on relative returns as prices followed a similar trajectory to gold. Additionally, the Fund’s inclusion of cocoa — an out-of-Index position — detracted from performance relative to the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

Commodity Strategy Fund

December 31, 2021

Performance2,3

Portfolio Manager(s) Thomas C. Seto and Gregory J. Liebl, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Investor Class at NAV	01/03/2012	05/25/2011	29.60%	8.01%	0.09%
Institutional Class at NAV	05/25/2011	05/25/2011	29.80	8.25	0.31

Bloomberg Commodity Index Total Return	—	—	27.11%	3.66%	–2.85%

% Total Annual Operating Expense Ratios[4]				Investor Class	Institutional Class

				0.94%	0.69%

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Institutional Class	$50,000	12/31/2011	$51,596	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

Commodity Strategy Fund

December 31, 2021

Fund Profile

Commodity Exposure (% of net assets)5

Agriculture	26.19%

Soybean Oil	3.65

Corn	3.61

Coffee	3.60

Soybean	3.60

Cotton	1.86

Cocoa	1.85

Soybean Meal	1.80

Wheat	1.79

Sugar	1.76

Robusta Coffee	0.91

White Sugar	0.89

Kansas Wheat	0.87

Energy	25.06%

RBOB Gasoline	7.20

Natural Gas	7.03

Gasoil	3.61

Heating Oil	3.58

WTI Crude Oil	1.82

Brent Crude Oil	1.82

Industrial Metals	24.53%

Aluminum	7.23

Nickel	3.68

Zinc	3.66

New York Copper	3.64

Copper	3.62

Lead	1.81

Tin	0.89

Precious Metals	18.17%

Gold	7.32

Silver	7.28

Platinum	1.82

Palladium	1.75

Livestock	6.37%

Live Cattle	3.65

Lean Hogs	1.79

Feeder Cattle	0.93

Asset Allocation (% of net assets)6

*	Short-Term Investments are held as collateral for the Fund’s futures contracts positions.

See Endnotes and Additional Disclosures in this report.

4

Parametric

Commodity Strategy Fund

December 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Returns are historical and are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Investor Class is linked to Institutional Class. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Commodity Exposure reflects the Fund’s net exposure to commodities through its investment in commodity-linked derivative instruments.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

Fund profile subject to change due to active management.

5

Parametric

Commodity Strategy Fund

December 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 – December 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period* (7/1/21 – 12/31/21)	Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,070.60	$4.75	0.91%
Institutional Class	$1,000.00	$1,070.50	$3.44	0.66%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,020.62	$4.63	0.91%
Institutional Class	$1,000.00	$1,021.88	$3.36	0.66%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2021.

6

Parametric

Commodity Strategy Fund

December 31, 2021

Consolidated Portfolio of Investments

Short-Term Investments — 100.9%

U.S. Treasury Obligations — 89.6%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill:

0.00%, 1/6/22	$30,000	$30,000,002

0.00%, 1/13/22	130,000	129,999,639

0.00%, 1/27/22	19,000	18,999,715

0.00%, 2/24/22	20,000	19,999,350

0.00%, 7/14/22(1)	118,000	117,889,762

0.00%, 8/11/22(1)	28,250	28,216,767

0.00%, 11/3/22(1)	84,000	83,816,046

0.00%, 12/1/22	34,000	33,912,518

0.00%, 12/29/22	15,000	14,943,158

U.S. Treasury Inflation-Protected Note:

0.125%, 1/15/22(2)	8,552	8,569,682

0.125%, 4/15/22(2)	14,213	14,420,673

0.125%, 7/15/22(2)	45,452	46,575,596

U.S. Treasury Note:

0.125%, 5/31/22	10,000	9,998,641

0.125%, 6/30/22	12,000	11,995,607

0.375%, 3/31/22	15,000	15,010,356

1.50%, 1/31/22	40,000	40,044,119

1.50%, 8/15/22	24,000	24,185,432

1.625%, 11/15/22	13,000	13,139,706

1.625%, 12/15/22	9,370	9,480,984

1.75%, 2/28/22	59,750	59,907,092

1.75%, 3/31/22(1)	80,000	80,318,031

1.75%, 4/30/22	82,000	82,433,866

1.75%, 5/15/22	25,000	25,146,944

1.75%, 5/31/22	47,000	47,307,564

1.75%, 7/15/22	500	504,017

1.875%, 2/28/22	28,900	28,981,570

1.875%, 3/31/22(1)	29,300	29,425,229

1.875%, 4/30/22	20,000	20,113,897

1.875%, 7/31/22	500	504,702

1.875%, 8/31/22	24,000	24,252,042

1.875%, 9/30/22	35,000	35,404,625

1.875%, 10/31/22	6,000	6,075,015

2.00%, 11/30/22	9,340	9,475,784

2.125%, 5/15/22(1)	58,650	59,074,917

2.25%, 4/15/22	29,000	29,173,478

2.375%, 3/15/22	50,000	50,226,062

2.50%, 1/15/22	42,500	42,534,015

Total U.S. Treasury Obligations (identified cost $1,302,169,681)		$1,302,056,603

Affiliated Fund — 11.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.08%(3)	163,593,532	$163,577,173

Total Affiliated Fund (identified cost $163,577,173)		$163,577,173

Total Short-Term Investments (identified cost $1,465,746,854)		$1,465,633,776

Total Investments — 100.9% (identified cost $1,465,746,854)		$1,465,633,776

Other Assets, Less Liabilities — (0.9)%		$(13,135,977)

Net Assets — 100.0%		$1,452,497,799

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security (or a portion thereof) has been pledged as collateral for open futures contracts.

(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2021.

7	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2021

Consolidated Portfolio of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Commodity Futures

Brent Crude Oil	341	Long	2/28/22	$26,376,350	$2,776,424

Cocoa	1,068	Long	3/16/22	26,913,600	(2,627,529)

Coffee	617	Long	3/21/22	52,313,888	6,782,025

Copper	474	Long	3/29/22	52,892,475	3,330,047

Corn	1,767	Long	3/14/22	52,413,638	4,134,736

Cotton No. 2	479	Long	3/9/22	26,967,700	1,376,286

Feeder Cattle	159	Long	3/31/22	13,511,025	775,966

Gold	581	Long	4/27/22	106,381,100	2,601,045

Hard Red Winter Wheat	316	Long	3/14/22	12,663,700	779,792

Lean Hogs	749	Long	4/14/22	25,982,810	290,947

Live Cattle	915	Long	4/29/22	53,005,950	993,070

LME Copper	221	Long	1/17/22	53,854,938	3,178,256

LME Copper	231	Long	2/14/22	56,245,613	1,653,094

LME Copper	216	Long	3/14/22	52,550,100	1,746,900

LME Lead	476	Long	1/17/22	27,700,225	2,079,525

LME Lead	463	Long	2/14/22	26,848,213	(630,838)

LME Lead	454	Long	3/14/22	26,263,900	1,169,050

LME Nickel	476	Long	1/17/22	59,614,716	7,881,132

LME Nickel	466	Long	2/14/22	58,250,466	4,704,270

LME Nickel	428	Long	3/14/22	53,397,708	1,973,508

LME Primary Aluminum	1,489	Long	1/17/22	104,341,675	(3,820,088)

LME Primary Aluminum	1,706	Long	2/14/22	119,633,250	6,493,989

LME Primary Aluminum	1,576	Long	3/14/22	110,635,200	7,229,900

LME Tin	74	Long	1/17/22	14,565,050	1,591,000

LME Tin	75	Long	2/14/22	14,701,875	798,375

LME Tin	66	Long	3/14/22	12,873,300	(103,950)

LME Zinc	679	Long	1/17/22	60,770,500	9,060,406

LME Zinc	688	Long	2/14/22	61,275,000	4,523,069

LME Zinc	652	Long	3/14/22	57,832,400	6,344,775

Low Sulphur Gasoil	791	Long	3/10/22	52,443,300	4,324,783

Natural Gas	2,497	Long	12/28/22	102,127,300	(4,107,369)

NY Harbor ULSD	537	Long	2/28/22	52,063,654	5,293,824

Palladium	133	Long	3/29/22	25,430,930	(724,445)

Platinum	546	Long	4/27/22	26,377,260	1,066,200

RBOB Gasoline	1,118	Long	2/28/22	104,646,142	13,338,245

Robusta Coffee	556	Long	3/25/22	13,177,200	403,580

Silver	906	Long	3/29/22	105,784,560	3,186,802

Soybean	781	Long	3/14/22	52,297,713	3,274,861

Soybean Meal	654	Long	3/14/22	26,101,140	4,079,688

Soybean Oil	1,562	Long	3/14/22	52,979,916	(3,143,986)

Sugar No. 11	1,208	Long	2/28/22	25,543,885	75,312

Wheat	675	Long	3/14/22	26,012,813	448,900

White Sugar	518	Long	2/11/22	12,874,890	(33,831)

8	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2021

Consolidated Portfolio of Investments — continued

Futures Contracts (continued)

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

WTI Crude Oil	354	Long	2/22/22	$26,507,520	$3,160,124

LME Copper	(221)	Short	1/17/22	(53,854,938)	(1,544,238)

LME Copper	(231)	Short	2/14/22	(56,245,613)	(1,806,131)

LME Lead	(476)	Short	1/17/22	(27,700,225)	648,550

LME Lead	(463)	Short	2/14/22	(26,848,213)	(1,235,631)

LME Nickel	(476)	Short	1/17/22	(59,614,716)	(4,845,204)

LME Nickel	(466)	Short	2/14/22	(58,250,466)	(2,137,542)

LME Primary Aluminum	(1,489)	Short	1/17/22	(104,341,675)	(5,499,994)

LME Primary Aluminum	(1,706)	Short	2/14/22	(119,633,250)	(7,836,938)

LME Primary Aluminum	(80)	Short	3/14/22	(5,616,000)	37,500

LME Tin	(74)	Short	1/17/22	(14,565,050)	(708,550)

LME Tin	(75)	Short	2/14/22	(14,701,875)	99,465

LME Zinc	(679)	Short	1/17/22	(60,770,500)	(4,502,619)

LME Zinc	(688)	Short	2/14/22	(61,275,000)	(6,837,000)

LME Zinc	(52)	Short	3/14/22	(4,612,400)	(10,075)

					$71,549,463

Abbreviations:

LME	–	London Metal Exchange

RBOB	–	Reformulated Blendstock for Oxygenate Blending

ULSD	–	Ultra-Low Sulfur Diesel

WTI	–	West Texas Intermediate

9	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2021

Consolidated Statement of Assets and Liabilities

Assets	December 31, 2021

Unaffiliated investments, at value (identified cost, $1,302,169,681)	$1,302,056,603

Affiliated investment, at value (identified cost, $163,577,173)	163,577,173

Interest receivable	3,459,641

Dividends receivable from affiliated investment	5,228

Receivable for Fund shares sold	10,220,153

Receivable for variation margin on open futures contracts	15,505,259

Total assets	$1,494,824,057

Liabilities

Payable for investments purchased	$29,909,389

Payable for Fund shares redeemed	11,385,054

Payable to affiliates:

Investment adviser and administration fee	669,474

Distribution and service fees	19,488

Trustees’ fees	13,570

Accrued expenses	329,283

Total liabilities	$42,326,258

Net Assets	$1,452,497,799

Sources of Net Assets

Paid-in capital	$1,617,403,222

Accumulated loss	(164,905,423)

Total	$1,452,497,799

Investor Class Shares

Net Assets	$92,413,124

Shares Outstanding	14,769,549

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.26

Institutional Class Shares

Net Assets	$1,360,084,675

Shares Outstanding	215,447,488

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.31

10	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2021

Consolidated Statement of Operations

Investment Income	Year Ended December 31, 2021

Interest	$2,192,407

Dividends from affiliated investment	42,756

Total investment income	$2,235,163

Expenses

Investment adviser and administration fee	$5,854,596

Distribution and service fees

Investor Class	176,377

Trustees’ fees and expenses	48,423

Custodian fee	317,145

Transfer and dividend disbursing agent fees	542,942

Legal and accounting services	112,755

Printing and postage	75,499

Registration fees	160,925

Miscellaneous	40,770

Total expenses	$7,329,432

Net investment loss	$(5,094,269)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$11,889

Investment transactions — affiliated investment	(6,847)

Futures contracts	200,580,687

Net realized gain	$200,585,729

Change in unrealized appreciation (depreciation) —

Investments	$(184,825)

Futures contracts	31,951,405

Net change in unrealized appreciation (depreciation)	$31,766,580

Net realized and unrealized gain	$232,352,309

Net increase in net assets from operations	$227,258,040

11	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2021

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income (loss)	$(5,094,269)	$1,189,810

Net realized gain	200,585,729	1,149,444

Net change in unrealized appreciation (depreciation)	31,766,580	28,756,064

Net increase in net assets from operations	$227,258,040	$31,095,318

Distributions to shareholders —

Investor Class	$(11,440,100)	$(734,657)

Institutional Class	(171,461,858)	(11,928,514)

Total distributions to shareholders	$(182,901,958)	$(12,663,171)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Investor Class	$95,370,603	$25,200,743

Institutional Class	1,089,161,910	202,428,071

Net asset value of shares issued to shareholders in payment of distributions declared

Investor Class	11,425,911	734,657

Institutional Class	158,431,221	11,873,945

Cost of shares redeemed

Investor Class	(45,077,183)	(9,234,175)

Institutional Class	(339,182,512)	(153,363,151)

Net increase in net assets from Fund share transactions	$970,129,950	$77,640,090

Net increase in net assets	$1,014,486,032	$96,072,237

Net Assets

At beginning of year	$438,011,767	$341,939,530

At end of year	$1,452,497,799	$438,011,767

12	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2021

Consolidated Financial Highlights

	Investor Class

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$5.510	$5.270	$4.880	$5.420	$5.340

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.047)	$(0.002)	$0.077	$0.043	$(0.000	)(2)

Net realized and unrealized gain (loss)	1.657	0.408	0.372	(0.563)	0.350

Total income (loss) from operations	$1.610	$0.406	$0.449	$(0.520)	$0.350

Less Distributions

From net investment income	$(0.860)	$(0.161)	$(0.059)	$(0.020)	$(0.270)

From net realized gain	—	(0.005)	—	—	—

Total distributions	$(0.860)	$(0.166)	$(0.059)	$(0.020)	$(0.270)

Net asset value — End of year	$6.260	$5.510	$5.270	$4.880	$5.420

Total Return(3)(4)	29.60%	7.73%	9.18%	(9.60)%	6.70%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$92,413	$27,473	$9,700	$19,709	$47,621

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.91%	0.93%	0.90%	0.90%	0.90%

Net investment income (loss)	(0.71)%	(0.03)%	1.51%	0.81%	(0.01)%

Portfolio Turnover	0%	0%	0%	0%	0%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $(0.0005) per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.

(4)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.06%, 0.08% and 0.09% of average daily net assets for the years ended December 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

13	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2021

Consolidated Financial Highlights — continued

	Institutional Class

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$5.550	$5.310	$4.930	$5.480	$5.390

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.031)	$0.018	$0.088	$0.064	$0.013

Net realized and unrealized gain (loss)	1.664	0.394	0.374	(0.571)	0.359

Total income (loss) from operations	$1.633	$0.412	$0.462	$(0.507)	$0.372

Less Distributions

From net investment income	$(0.873)	$(0.167)	$(0.082)	$(0.043)	$(0.282)

From net realized gain	—	(0.005)	—	—	—

Total distributions	$(0.873)	$(0.172)	$(0.082)	$(0.043)	$(0.282)

Net asset value — End of year	$6.310	$5.550	$5.310	$4.930	$5.480

Total Return(2)(3)	29.80%	7.79%	9.58%	(9.44)%	7.06%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,360,085	$410,539	$332,240	$269,200	$205,973

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.66%	0.68%	0.65%	0.65%	0.65%

Net investment income (loss)	(0.46)%	0.37%	1.70%	1.20%	0.24%

Portfolio Turnover	0%	0%	0%	0%	0%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.06%, 0.08% and 0.09% of average daily net assets for the years ended December 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

14	See Notes to Consolidated Financial Statements.

Parametric

Commodity Strategy Fund

December 31, 2021

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Parametric Commodity Strategy Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers Investor Class and Institutional Class shares, which are offered at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in PSC Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2021 were $275,257,559 or 19.0% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

15

Parametric

Commodity Strategy Fund

December 31, 2021

Notes to Consolidated Financial Statements — continued

As of December 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day (except for futures contracts traded on the London Metal Exchange, which make payments at contract expiration), depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2021 and December 31, 2020 was as follows:

	Year Ended December 31,
	2021	2020

Ordinary income	$182,901,958	$12,663,171

During the year ended December 31, 2021, distributable earnings was decreased by $209,280,656 and paid-in capital was increased by $209,280,656 due to the Fund’s use of equalization accounting and differences between book and tax accounting for the Fund’s investment in the Subsidiary. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

16

Parametric

Commodity Strategy Fund

December 31, 2021

Notes to Consolidated Financial Statements — continued

As of December 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(1,373,830)

Net unrealized depreciation	(163,531,593)

Accumulated loss	$(164,905,423)

At December 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $1,373,830 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2021, $1,373,830 are short-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including open derivative contracts and the Fund’s investment in the Subsidiary, at December 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,452,560,785

Gross unrealized appreciation	$4,042

Gross unrealized depreciation	(1,191,122)

Net unrealized depreciation	$(1,187,080)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and the Subsidiary. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory and administrative agreement and related fee reduction agreement with EVM in effect prior to March 1, 2021), the investment adviser and adminstration fee is computed at an annual rate as a percentage of the Fund’s consolidated average daily net assets as follows and is payable monthly:

Consolidated Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.550%

$1 billion but less than $2.5 billion	0.525

$2.5 billion but less than $5 billion	0.505

$5 billion and over	0.490

For the year ended December 31, 2021, the investment adviser and administration fee amounted to $5,854,596 or 0.54% of the Fund’s consolidated average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, EVM entered into a new sub-advisory agreement with Parametric, which took effect on March 1, 2021. EVM pays Parametric a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2021, EVM earned $6,028 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Consolidated Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class (see Note 4).

17

Parametric

Commodity Strategy Fund

December 31, 2021

Notes to Consolidated Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2021 amounted to $176,377 for Investor Class shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Purchases and Sales of Investments

There were no purchases and sales of investments, other than short-term obligations, for the year ended December 31, 2021.

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Investor Class	2021	2020

Sales	14,672,374	4,956,125

Issued to shareholders electing to receive payments of distributions in Fund shares	1,870,035	134,800

Redemptions	(6,757,341)	(1,945,325)

Net increase	9,785,068	3,145,600

	Year Ended December 31,
Institutional Class	2021	2020

Sales	167,248,330	41,847,624

Issued to shareholders electing to receive payments of distributions in Fund shares	25,719,354	2,162,831

Redemptions	(51,477,726)	(32,656,133)

Net increase	141,489,958	11,354,322

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2021 is included in the Consolidated Portfolio of Investments. At December 31, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to commodity risk in the normal course of pursuing its investment objective. Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodities-linked derivative investments, including commodity futures contracts that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

18

Parametric

Commodity Strategy Fund

December 31, 2021

Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is commodity risk at December 31, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$123,705,421	(1)	$(52,155,958	)(1)

Total	$123,705,421		$(52,155,958)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. The variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations and whose primary underlying risk exposure is commodity risk for the year ended December 31, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts	$200,580,687	(1)	$31,951,405	(2)

(1)	Consolidated Statement of Operations location: Net realized gain (loss) – Futures contracts.
(2)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) – Futures contracts.

The average notional cost of futures contracts outstanding during the year ended December 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$ 1,412,472,000	$391,462,000

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2021.

19

Parametric

Commodity Strategy Fund

December 31, 2021

Notes to Consolidated Financial Statements — continued

9  Investments in Affiliated Funds

At December 31, 2021, the value of the Fund’s investment in affiliated funds was $163,577,173, which represents 11.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$77,222,587	$1,831,565,036	$(1,745,203,603)	$(6,847)	$—	$163,577,173	$42,756	163,593,532

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Short-Term Investments —

U.S. Treasury Obligations	$—	$1,302,056,603	$—	$1,302,056,603

Affiliated Fund	—	163,577,173	—	163,577,173

Total Investments	$—	$1,465,633,776	$—	$1,465,633,776

Futures Contracts	$123,705,421	$—	$—	$123,705,421

Total	$123,705,421	$1,465,633,776	$—	$1,589,339,197

Liability Description

Futures Contracts	$(52,155,958)	$—	$—	$(52,155,958)

Total	$(52,155,958)	$—	$—	$(52,155,958)

11  Risks and Uncertainties

Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the

20

Parametric

Commodity Strategy Fund

December 31, 2021

Notes to Consolidated Financial Statements — continued

prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

21

Parametric

Commodity Strategy Fund

December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Commodity Strategy Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Parametric Commodity Strategy Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the consolidated portfolio of investments, as of December 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2022

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

22

Parametric

Commodity Strategy Fund

December 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2022 showed the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.

163(j) Interest Dividends.  For the fiscal year ended December 31, 2021, the Fund designates 6.27% of distributions from net investment income as a 163(j) interest dividend.

23

Parametric

Commodity Strategy Fund

December 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 funds (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	Since 2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships. None.

Cynthia E. Frost 1961	Trustee	Since 2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Valerie A. Mosley 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

24

Parametric

Commodity Strategy Fund

December 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	Since 2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships. None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships. None.

Keith Quinton 1958	Trustee	Since 2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	Since 2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	Since 2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	Since 2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.

25

Parametric

Commodity Strategy Fund

December 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).

Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

The SAI for the Fund includes additional information about the Trustees and officers of the Trust and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

27

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

28

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

29

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5255    12.31.21

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman, William H. Park and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm). Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Parametric Commodity Strategy Fund, Eaton Vance Stock Fund, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 34 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2020 and December 31, 2021 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Parametric Commodity Strategy Fund

Fiscal Years Ended	12/31/20	12/31/21
Audit Fees	$52,950	$57,950
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$37,129	$37,479
All Other Fees(3)	$0	$0

Total	$90,079	$95,429

Eaton Vance Stock Fund

Fiscal Years Ended	12/31/20	12/31/21
Audit Fees	$16,050	$16,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,355	$8,705
All Other Fees(3)	$0	$0

Total	$24,405	$24,755

Eaton Vance Tax-Managed Growth Fund 1.1

Fiscal Years Ended	12/31/20	12/31/21
Audit Fees	$18,850	$18,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,427	$7,777
All Other Fees(3)	$0	$0

Total	$26,277	$26,627

Eaton Vance Tax-Managed Growth Fund 1.2

Fiscal Years Ended	12/31/20	12/31/21
Audit Fees	$18,850	$18,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,427	$7,777
All Other Fees(3)	$0	$0

Total	$26,277	$26,627

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28/29, September 30, October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	1/31/20	2/29/20	9/30/20	10/31/20	12/31/20	1/31/21	2/28/21	9/30/21	10/31/21	11/30/21	12/31/21
Audit Fees	$156,850	$26,250	$110,800	$719,575	$106,700	$201,300	$26,250	$91,600	$729,872	$37,050	$111,700
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$69,073	$11,413	$24,948	$260,719	$60,338	$73,973	$10,103	$23,248	$271,569	$13,000	$61,738
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$225,923	$37,663	$135,748	$980,294	$167,038	$275,273	$36,353	$114,848	$1,001,441	$50,050	$173,438

*	Information is not presented for the fiscal year ended 11/30/20, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	1/31/20	2/29/20	9/30/20	10/31/20	12/31/20	1/31/21	2/28/21	9/30/21	10/31/21	11/30/21	12/31/21
Registrant(1)	$69,073	$11,413	$24,948	$260,719	$60,338	$73,973	$10,103	$23,248	$271,569	$13,000	$61,738
Eaton Vance(2)	$59,903	$59,903	$51,800	$51,800	$150,300	$150,300	$150,300	$51,800	$51,800	$51,800	$51,800

*	Information is not presented for the fiscal year ended 11/30/20, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	February 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 23, 2022

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	February 23, 2022